UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.__)
Filed by the Registrant x
Filed by a Party other than the Registrant o
Check the appropriate box:
o Preliminary Proxy Statement
o Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
x Definitive Proxy Statement
o Definitive Additional Materials
o Soliciting Material Pursuant to §240.14a-12
PETMED EXPRESS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

x	No fee required.
o	Fee paid previously with preliminary materials.
o	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PETMED EXPRESS, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AT 11:00 A.M. EASTERN TIME ON AUGUST 8, 2024
TO THE OWNERS OF COMMON STOCK OF PETMED EXPRESS, INC.

We cordially invite you to attend the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of PetMed Express, Inc., a Florida corporation (the “Company”), which will be held as a virtual meeting on Thursday, August 8, 2024 at 11:00 a.m., Eastern Time. You will be able to attend the Annual Meeting by first registering at http://www.viewproxy.com/petmeds/2024/htype.asp. After you have registered, you will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Shareholders will be able to listen, vote and submit questions during the virtual meeting. As always, we encourage you to vote your shares prior to the Annual Meeting.

Date:	Time:	Location (virtual):
August 8, 2024	11:00 a.m. Eastern Time	http://www.viewproxy.com/petmeds/2024/htype.asp
The purposes of the meeting are:
1.To elect six directors to our Board of Directors;
2.To conduct an advisory vote to approve named executive officer compensation;

3.To approve the PetMed Express, Inc. 2024 Omnibus Incentive Plan;
4.To ratify the appointment of RSM US LLP as the independent registered public accounting firm for the Company to serve for the 2025 fiscal year; and
5.To transact any other business as may properly come before the meeting.
These items are described in the accompanying Proxy Statement.
Our Board of Directors has fixed the close of business on June 12, 2024 as the record date for the Annual Meeting (the “Record Date”). Only shareholders of record on June 12, 2024 are entitled to notice of and to vote at the Annual Meeting, or any adjournments or postponements of the Annual Meeting.

We would like to extend a personal invitation for you to join us virtually at our Annual Meeting. Your vote is important to us and to our business. We ask that you please cast your vote, as soon as possible. We encourage you to sign and return your proxy card or voting instructions via the internet or mail prior to the meeting, so that your shares will be represented and voted at the meeting even if you attend the virtual Annual Meeting. For additional instructions on voting by telephone or the internet, please refer to your Notice of Internet Availability of Proxy Materials or proxy card. Returning the proxy does not deprive you of your right to attend the virtual Annual Meeting and to vote your shares at the virtual Annual Meeting.

This Notice of Annual Meeting, and the accompanying Proxy Statement, form of proxy card, Notice of Internet Availability of Proxy Materials and our Annual Report on Form 10-K for the year ended March 31, 2024 are first being distributed and made available on the internet to shareholders on or about June 24, 2024.

By Order of the Board of Directors, /S/ SANDRA Y. CAMPOS SANDRA Y. CAMPOS Chief Executive Officer, President, Director

Delray Beach, Florida
June 24, 2024
Important Notice Regarding the Availability of Proxy Materials for the virtual Annual Meeting to be Held on August 8, 2024: The Proxy Statement, along with our Annual Report on Form 10-K for the year ended March 31, 2024, is available at: http://www.viewproxy.com/petmeds/2024.

PETMED EXPRESS, INC.
420 South Congress Avenue
Delray Beach, FL 33445
PROXY STATEMENT
This Proxy Statement contains information relating to the solicitation of proxies by the Board of Directors (“Board of Directors” or "Board”) of PetMed Express, Inc. (the "Company,” "PetMed Express, Inc.,” "we,” "us,” "our”) for use at our 2024 Annual Meeting of Shareholders ("Annual Meeting”). You will be able to virtually attend the Annual Meeting on Thursday, August 8, 2024, at 11:00 a.m., Eastern Time by first registering at http://www.viewproxy.com/petmeds/2024/htype.asp by August 6, 2024 at 11:59 p.m Eastern Time. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date where you will be able to listen to the meeting live, submit questions and vote online. Further information about how to attend the virtual Annual Meeting online, vote your shares online during the virtual Annual Meeting and submit questions during the virtual Annual Meeting is included in this Proxy Statement. Our Board of Directors has fixed the close of business on June 12, 2024 as the record date for the Annual Meeting (the “Record Date”). The Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the year ended March 31, 2024 is first being mailed on or about June 24, 2024 to all shareholders entitled to vote at the Annual Meeting.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our websites is not incorporated by reference into this Proxy Statement and references to our website addresses and the virtual meeting website address in this Proxy Statement are inactive textual references only.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS, ANNUAL MEETING, AND VOTING

What are proxy materials?

The accompanying proxy is delivered and solicited on behalf of the Board of Directors of the Company, in connection with the Annual Meeting to be held on August 8, 2024, at 11:00 a.m. Eastern Time, via live video webcast in a virtual meeting format at http://www.viewproxy.com/petmeds/2024/htype.asp. As a shareholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares. The proxy materials include this Proxy Statement for the Annual Meeting, our Annual Report on Form 10-K for the year ended March31, 2024 (“2024 Annual Report on Form 10-K”), and the proxy card or a voting instruction form for the Annual Meeting.

Why are we holding a virtual Annual Meeting?
Our Annual Meeting will be held solely in a virtual format, which will be conducted via a live video webcast and online shareholder tools. We are using the virtual format to facilitate shareholder attendance and participation by enabling shareholders to participate fully and equally from any location, at no cost. However, you will bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies. A virtual Annual Meeting makes it possible for more shareholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the Company and our shareholders time and money. We also believe that the online tools we have selected will increase shareholder communication. For example, the virtual format allows shareholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board of Directors or management. During the live Q&A session of the Annual Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Annual Meeting and as time permits.
How do I attend the Annual Meeting virtually?

To virtually attend and participate in the Annual Meeting online, you will need to first register at http://www.viewproxy.com/petmeds/2024/htype.asp by August 6, 2024 at 11:59 p.m. Eastern Time by using the virtual control number included on your Notice of Internet Availability of Proxy Materials or proxy card. After you register, you will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. The Annual Meeting webcast will begin promptly at 11:00 a.m.. Eastern Time. We encourage you to access the meeting prior to the start time. Please be sure to check-in online by 10:45 a.m. Eastern Time on August 8, 2024 (15 minutes prior to the start of the meeting is recommended) and you should allow sufficient time for the check-in procedures. If you encounter any difficulties accessing the virtual meeting during the check-in or course of the Annual Meeting, please call the technical support number at 866-612-8937 (which technical support number will also be posted on the Annual Meeting website log-in page) or email technical support at virtualmeeting@viewproxy.com.

How do I vote at the Annual Meeting virtually?

Both shareholders of record and street name shareholders will be able to attend the Annual Meeting via live video webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting. During the Annual Meeting we will pause to allow time for shareholders to vote or change their vote after the proposals are read for a minimum of five minutes and during this time a brief summary of the business presentation will be provided before the polls are closed in order to provide shareholders with adequate time to cast their vote. We will announce in the meeting that the polls will be closing in one minute prior thereto to provide shareholders with fair warning to vote or change their vote.

If you are a registered holder, your virtual control number will be on your Notice of Internet Availability of Proxy Materials or proxy card.

If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the internet, including how to demonstrate proof of stock ownership, are posted at http://www.viewproxy.com/petmeds/2024/htype.asp. On the day of the Annual Meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.
What am I voting on?
1.The election of six directors to our Board of Directors (Leslie C.G. Campbell, Sandra Y. Campos, Gian M. Fulgoni, Justin Mennen, Diana Garvis Purcel, and Leah A. Solivan).
2.The approval of named executive officer compensation (an advisory non-binding vote).
3.The approval of the PetMed Express, Inc. 2024 Omnibus Incentive Plan.
4.The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the 2025 fiscal year.
5.Any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
All director nominees are current Board members who were elected by shareholders at the 2023 Annual Meeting, except for Mr. Mennen who was appointed by the Board of Directors as a director effective on June 3, 2024, and Ms. Solivan who was appointed by the Board of Directors as a director effective June 24, 2024. Other than the matters set forth in this Proxy Statement and matters incident to the conduct of the Annual Meeting, the Company does not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on such matter in their discretion.
What is a proxy?
It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Christine Chambers, our Chief Financial Officer, Treasurer and Corporate Secretary, and Ms. Campos, our Chief Executive Officer and President, as proxies for the Annual Meeting.
Why did I receive this Proxy Statement?
Our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting because you were a shareholder of record at the close of business on June 12, 2024, the Record Date, and are entitled to vote at the

Annual Meeting. The Company has made this Proxy Statement and the 2024 Annual Report on Form 10-K, along with either a proxy card or a voting instruction card, available to you on the internet or, upon request, has delivered printed versions to you by mail beginning on, or about, June 24, 2024. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the virtual Annual Meeting to vote your shares.
Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials this year instead of a full set of proxy materials?
As permitted by the rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the internet. Accordingly, on or about June 24, 2024, the Company will mail a Notice of Internet Availability of Proxy Materials (the "Notice”) to the Company’s shareholders of record and beneficial owners containing instructions on how to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the internet in order to help reduce the negative environmental impact of the Annual Meeting.
How will my proxy vote my shares?
Your proxy will vote according to your instructions. If you complete your proxy instructions but do not indicate your vote on one or all of the business matters, your proxy will vote "FOR” each of the nominees in item 1, "FOR” item 2, “FOR” item 3, and “FOR” item 4. Also, your proxy is authorized to vote on any other business that properly comes before the Annual Meeting in accordance with the recommendation of our Board of Directors.
How can I get electronic access to the proxy materials?
The Notice will provide you with instructions regarding how to:
•view the Company’s proxy materials for the Annual Meeting on the internet; and
•instruct the Company to send future proxy materials to you electronically by email.
The Company’s proxy materials are also available on the Company’s website at: https://investors.petmeds.com/financials/annual-reports/default.aspx. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will help reduce any negative impact of the Company’s annual meetings of shareholders on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it. If you did not receive an email, you can reach out to the following email address to make this change, addresschange@continentalstock.com.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the "shareholder of record.” The Notice of Internet Availability of Proxy Materials or Proxy Statement, 2024 Annual Report on Form 10-K, and proxy card have been sent directly to you by us. If your shares are held in a stock brokerage account by a bank or other nominee, you are considered the "beneficial owner” of shares held in "street name.” The Proxy Statement and 2024 Annual Report on Form 10-K or a notice for electronic access of these materials have been forwarded to you by your broker, bank, or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting.

How do I vote?
If your shares are held in street name, through a broker, bank, or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. Shareholders of record can vote as follows:
•By Mail: If you, as a shareholder, requested printed copies of the proxy materials by mail, you should sign, date, and return their proxy card(s) in the pre-addressed, postage-paid envelope that is provided.
•By Telephone or Internet: Shareholders may vote by proxy over the telephone at 1-(866) 804-9616, or internet at www.AALvote.com/PETS, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on August 7, 2024. Street name holders, however, may vote by telephone or internet only if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials. The telephone and internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to vote their shares, and to confirm that their instructions have been properly recorded.
•At the Meeting: If you are a shareholder on the Record Date and attend the virtual Annual Meeting, you may vote your shares at the virtual Annual Meeting by visiting www.AALvote.com/PETS, even if you have previously returned a proxy card. If you are a beneficial owner of shares held in street name on the Record Date and wish to vote your shares at the Annual Meeting, you may only vote during the meeting by emailing a copy of your legal proxy to virtualmeeting@viewproxy.com.
Who is entitled to vote at the Annual Meeting and how many votes do they have?

Holders of our common stock and convertible preferred stock as of the close of business on June 12, 2024, the Record Date, are entitled to vote at the Annual Meeting. Each issued and outstanding share of our common stock is entitled to one vote. Each issued and outstanding share of our convertible preferred stock is entitled to one vote. As of the Record Date, 20,606,692 shares of our common stock were issued and outstanding, and 2,500 shares of our convertible preferred stock were issued and outstanding, and entitled to vote at the Annual Meeting. However, if you have shares held through a brokerage firm, bank, or other custodian, you may revoke your instructions only by informing the custodian in accordance with any procedures it has established.
What is a quorum of shareholders?

A quorum is necessary for our shareholders to conduct business at the Annual Meeting. A quorum exists if shareholders holding at least a majority of the voting power of the shares of our common stock and convertible preferred stock (voting together as a single class) entitled to vote are present at the virtual Annual Meeting or represented by proxy. If you vote or return a proxy card, your shares will be considered part of the quorum.
What vote is required for approval of the proposals?
Assuming a quorum is established:
•In an uncontested director election, as is occurring this year, directors must be elected by the affirmative vote of a majority of the votes cast at the Annual Meeting. Only votes cast "FOR” or "AGAINST” will affect the outcome of this proposal. Failure to receive the affirmative vote of a majority of the votes cast will trigger certain post-election resignation procedures (described below on page 25). (In the case of any contested director election, directors are elected by a plurality of the votes cast.)
•The advisory vote to approve named executive officer compensation requires the affirmative vote of a majority of the votes cast at the Annual Meeting. The vote is advisory and therefore not binding on our Board; however, the Board and the Compensation and Human Capital Committee of the Board will consider the result of the vote when making future decisions regarding our named executive officer compensation policies and practices.
•The approval of the PetMed Express, Inc. 2024 Omnibus Incentive Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting.
•The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

How does the Board recommend I vote on the proposals?
The Board recommends that you vote:
•FOR each of the nominees for director set forth on page 19;
•FOR the approval of named executive officer compensation set forth on page 43;
•FOR the approval of the PetMed Express, Inc. 2024 Omnibus Incentive Plan set forth on page 8; and
•FOR the ratification of the appointment of our independent registered public accounting firm set forth on page 17.
May I change or revoke my vote after I return my proxy card?
Yes, you may change your vote at any time before your shares are voted at the Annual Meeting by:
•Notifying our Corporate Secretary, in writing at PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445 that you are revoking your proxy;
•Executing and delivering a later dated proxy card; or
•Attending and voting at the virtual Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Who will count the votes and where can I find the voting results of the Annual Meeting?
A representative of Alliance Advisors LLC, a company contracted by us to assist the Company in the tabulation of proxies, will tabulate the votes, and a Company representative will act as inspector of election. The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and will be published in a Current Report on Form 8-K that will be filed with the SEC within 4 business days following the Annual Meeting.
How are abstentions and broker non-votes counted?
Abstentions are considered shares present at the Annual Meeting in person or by proxy and will be counted for purposes of determining whether a quorum is present. Broker non-votes refer to the Company’s shares held in street name by a brokerage firm or nominee organization (such as Cede & Co.) under circumstances where the beneficial owner has not instructed the broker or nominee as to how the shares should be voted. Broker non-votes are considered present by proxy for purposes of determining whether a quorum is present at the meeting.
If your shares are held in street name, the broker or nominee organization in whose name your shares are held is permitted to vote your shares on matters deemed "routine” at the Annual Meeting, even if you have not provided specific direction on how your shares should be voted. Under Florida law, abstentions and broker non-votes are not treated as votes "cast” and thus have no effect on the proposals at the Annual Meeting.
The only routine matter to be presented at the Annual Meeting is Item 4 (Ratification of the Appointment of Independent Registered Public Accounting Firm). If the broker firm or nominee organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote.”
Where can I find a list of shareholders entitled to vote as of the Record Date at the Annual Meeting?

A list of registered shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder for any purpose germane to the Annual Meeting during the Annual Meeting upon request via the chat function during the duration of the virtual Annual Meeting, and for ten days prior to the Annual Meeting, during normal business hours, at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445.

How may I communicate with the Company’s Board, a committee of the Board or the non-management directors on the Company’s Board?
You may contact any of our directors by writing to them c/o PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chair of the Audit Committee at the address above. Our directors may at any time review a log of all correspondence received by the Company that is addressed to the independent members of the Board and request copies of any such correspondence.
When are shareholder proposals, including director nominations, due for the 2025 annual meeting of shareholders?
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Exchange Act”) shareholders may present proper proposals for inclusion in the Company’s 2025 proxy statement and for consideration at the 2025 annual meeting of shareholders by submitting their proposals to the Company, not less than 120 calendar days prior to the anniversary date of our Proxy Statement distributed to our shareholder in connection with our Annual Meeting. Therefore, proposals that shareholders wish to be included in next year’s proxy statement for the annual meeting of shareholders to be held in 2025 must be received at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445, addressed to the Corporate Secretary’s attention, no later than the close of business on February 24, 2025. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with our Bylaws (defined below), and regulations governing the solicitation of proxies.
Pursuant to our Second Amended and Restated Bylaws ("Bylaws”), a shareholder, or group of up to 20 shareholders, that has owned continuously for at least three years shares of the Company’s stock representing an aggregate of at least 3% of our outstanding shares, may nominate and include in the Company’s proxy materials director nominees constituting up to the greater of 2 or 20% of the Company’s Board, provided that the shareholder(s) and nominee(s) satisfy the requirements in the Company’s Bylaws. Notice of proxy access director nominees must be received not less than 120 days nor more than 150 days prior to the anniversary date of our Proxy Statement distributed to our shareholders in connection with our Annual Meeting. Therefore, notice of such nominees must be received at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445, addressed to the Corporate Secretary’s attention, no earlier than the close of business on January 23, 2025 and no later than the close of business on February 24, 2025.
Pursuant to our Bylaws, the Company must receive advance notice of any shareholder proposal, including the nomination of any shareholder candidates for the Board, to be submitted at the 2025 annual meeting of shareholders. We must receive such notice not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting. Therefore, notice of such proposals must be received at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445, addressed to the Corporate Secretary’s attention, no earlier than the close of business on April 10, 2025 and no later than the close of business on May 10, 2025. Our Bylaws set forth the information that is required in a written notice of a shareholder proposal.
Who is soliciting my proxy and who pays the cost?
The Company and its Board of Directors are soliciting your proxy. Our directors, officers, and employees may solicit proxies by email, telephone, mail, and personal contact. They will not receive any additional compensation for these activities. Additionally, we entered into an agreement with Okapi Partners LLC for advisory and solicitation services in connection with this solicitation, for which Okapi Partners will receive an estimated fee of $17,500, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi Partners will solicit proxies from individuals, brokers, banks and other institutional holders. The Company will also reimburse brokerage firms, banks, and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you. Alliance Advisors LLC is a company contracted by us to assist the Company in the tabulation of proxies and we may also use their proxy solicitation services for the Annual Meeting, if needed. The Company will bear all fees and costs for proxy solicitation.
Can different shareholders sharing the same address receive only one annual report on Form 10-K and proxy statement?
Yes. The SEC permits companies and intermediaries, such as a brokerage firm or a bank, to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering only one annual report and proxy statement to that address. This process which is commonly referred to as "householding” can effectively reduce our printing and postage costs. Under householding, each shareholder would continue to receive a separate proxy card or voting instruction card. Certain of our shareholders whose shares are held in street name and who have consented to householding will receive only one set of our Annual Meeting materials per household this year. If your household received a single set of our Annual Meeting materials this year, you may request to receive additional copies of these materials by calling or writing your broker, bank, or other nominee. If you own your shares in street name, you can request householding by calling or writing your broker, bank, or other nominee.
ITEM 1 - ELECTION OF DIRECTORS
The Board of Directors unanimously recommends a vote "FOR” the election of the following nominees for director:
Leslie C.G. Campbell, Sandra Y. Campos, Gian M. Fulgoni, Justin Mennen, Diana Garvis Purcel, and Leah A. Solivan.
The Company’s Bylaws provide that the Board of Directors of the Company shall consist of not less than three or more than eleven individuals. Our Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, has nominated the six persons listed under "Nominees for Directors of PetMed Express, Inc.” for election as directors. Each of the nominees for director was elected by our shareholders at the annual meeting of shareholders in 2023 except for Mr. Mennen who was appointed as a director by the Board effective on June 3, 2024, and Ms. Solivan who was appointed as a director by the Board effective June 24, 2024.
Each of the nominated directors has agreed to serve if elected. If elected, the directors will serve until the next annual meeting of shareholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal. However, if for some reason one or more of them is unable to accept nomination, or election, the Board may decrease the size of the Board, leave a vacancy unfilled or may designate a substitute nominee(s), and the proxies will be voted for the election of any such substitute nominee(s) designated by our Board of Directors. Biographical information for each nominee for director is presented below under "Nominees for Directors of PetMed Express, Inc.”
The Board of Directors and the Corporate Governance and Nominating Committee believe that each of the director nominees possesses important experience and skills that provide the Board of Directors with an optimal balance of leadership, competencies, qualifications, and diversity in areas that are important to the Company, and that each of the director nominees has high ethical standards, acts with integrity and exercises careful, mature judgment. Each director nominee is committed to employing his or her skills and abilities to aid the long-term interests of our shareholders. In addition, our director nominees are knowledgeable and experienced in one or more business, governmental, or academic endeavors, which further qualifies them for service as members of the Board of Directors.
ITEM 2 - ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
The Board of Directors unanimously recommends a vote "FOR” the approval of the named executive officer compensation described in this Proxy Statement.
In accordance with the requirements of Regulation 14A of the Exchange Act and the related rules of the SEC, we are asking our shareholders to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC (a "say-on-pay” vote). This vote is advisory, which means that the vote on named executive officer compensation is not binding on the Company, the Company’s Board of Directors or the Compensation and Human Capital Committee of the Board of Directors. However, the Compensation and Human Capital Committee and the Board value the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of the Company’s named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. We currently conduct annual shareholder advisory votes on named executive officer compensation. At our 2023 annual meeting of shareholders, our named executive officer compensation program was approved, on an advisory basis, by more than 91% of the votes cast. Our Compensation and Human Capital Committee believes that this level of approval is indicative of our shareholders’ general support of our compensation philosophy and goals. We encourage shareholders to read the Compensation Discussion and Analysis, the Fiscal 2024 Summary Compensation Table and the other related tables and disclosure, beginning on page 43 of this Proxy Statement, which describe the details of our named executive officer compensation program and the decisions made by the Compensation and Human Capital Committee.
Accordingly, we ask the Company’s shareholders to vote on the following resolution at the Annual Meeting: "RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Fiscal 2024 Summary Compensation Table and the other related tables and narrative disclosure.”

ITEM 3 - APPROVAL OF THE PETMED EXPRESS, INC. 2024 OMNIBUS INCENTIVE PLAN

The Board of Directors unanimously recommends a vote “FOR” the approval of the PetMed Express, Inc. 2024 Omnibus Incentive Plan.

On June 23,2024, the Board of Directors unanimously approved the PetMed Express, Inc. 2024 Omnibus Incentive Plan (the “2024 Plan”), subject to the approval of the Company’s shareholders at the Annual Meeting. The 2024 Plan will replace the Company’s 2022 Employee Equity Compensation Plan (the “2022 Employee Plan”) and the 2015 Outside Director Equity Compensation Plan (the “2015 Director Plan” and, together with the 2022 Employee Plan, the “Prior Plans”) and will be effective immediately following the Annual Meeting on August 8, 2024 if it is approved by the shareholders of the Company. If the 2024 Plan is not approved by shareholders, no awards will be made pursuant to the terms of the 2024 Plan and the Company will continue to grant stock awards to employees under the 2022 Employee Plan and to directors under the 2015 Director Plan until such plans expire or are otherwise terminated or replaced.

The 2024 Plan will be applicable only to awards granted on or after the date the 2024 Plan is approved by our shareholders (the “Effective Date”). The terms and conditions of awards granted under the 2022 Employee Plan and the 2015 Director Plan prior to the Effective Date of the 2024 Plan will not be affected by the adoption or approval of the 2024 Plan. The terms of the 2022 Employee Plan and 2015 Director Plan will remain effective with respect to the awards granted under each of those plans prior to the Effective Date. After the Effective Date, no new grants will be made under the 2022 Employee Plan and 2015 Director Plan.

The purpose of the 2024 Plan is to attract and retain employees providing personal services to the Company (or to any subsidiary of the Company), consultants directly providing personal services to the Company, and independent non-employee directors of the Company, and to provide additional incentives to those persons to continue to work in the best interests of the Company and its shareholders and to align those persons’ interests with those of our shareholders.

Outstanding Equity Awards; Shares Remaining Available

As of June 12, 2024, there were 732,071 shares of restricted stock outstanding subject to forfeiture and restricted stock units outstanding that had not vested, and 4,000 shares of performance stock units outstanding that had not been earned, under the Prior Plans. As of June 12, 2024, there were also 51,843 shares of restricted stock outstanding subject to forfeiture under the 2016 Employee Equity Compensation Restricted Stock Plan (the “2016 Plan”). There were 801,743 shares remaining available for future grants under the Prior Plans and no shares remaining available for future grants under the 2016 Plan.

Authorized Shares, Outstanding Shares, Stock Price, Dilution and Burn Rate

Our articles of incorporation, as amended, authorize the issuance of 40,000,000 shares of common stock and 5,000,000 shares of preferred stock. There were 20,606,692 shares of our common stock issued and outstanding as of June 12, 2024, and the closing price per share of our common stock as of that date was $4.17.

To determine the number of shares of common stock to be authorized under the 2024 Plan, the Compensation and Human Capital Committee and its independent compensation consultant considered our need for shares, based on the current and expected future equity grant mix and the potential dilution that awarding the requested shares may cause to existing shareholders. The consultant examined, and the Committee considered, a number of factors, including our burn rate and an overhang analysis.

The Compensation and Human Capital Committee recommended to the Board of Directors that 850,000 shares be authorized under the 2024 Plan, plus the number of shares available for issuance under the Prior Plans that have not, as of the effective date of the 2024 Plan, been made subject to outstanding awards, plus certain shares subject to currently outstanding awards under the Prior Plans or the 2016 Plan that would have again become available for new grants had such awards been granted under the 2024 Plan, such as upon forfeiture of the awards. As described above, if the 2024 Plan is approved, no further grants will be made under the Prior Plans, so any shares reserved under the Prior Plans that are not subject to outstanding awards at the time the 2024 Plan is approved will no longer be available for future awards under the Prior Plans; instead, those shares would be available for future awards under the 2024 Plan. The Board of Directors is seeking shareholder approval for the 2024 Plan and the pool of shares available under the 2024 Plan, which it expects is sufficient for approximately 2-3 years of awards based upon the historic rates of awards under the Prior Plans.

Because this proposal to approve the 2024 Plan does not contemplate the amount or timing of specific equity awards in the future, it is not possible to calculate with certainty the number of years of awards that will be available and the amount of subsequent dilution that may ultimately result from such awards. However, the current practices of the Compensation and Human Capital Committee with respect to equity awards and other incentives are set forth under “Compensation Discussion and Analysis.”

Description of 2024 Omnibus Incentive Plan

The material terms of the 2024 Plan are summarized below. This summary is qualified in its entirety by reference to the 2024 Plan, a copy of which is attached to this Proxy Statement as Exhibit A. To the extent that there is a conflict between this summary and the 2024 Plan, the terms of the 2024 Plan will govern.

Administration

The 2024 Plan will be administered by the Board of Directors or the Compensation and Human Capital Committee, or any other committee or subcommittee or one or more of our officers to whom authority has been delegated (collectively, the “Administrator”). The Administrator will have the authority to interpret the 2024 Plan and award agreements entered into with respect to the 2024 Plan; to make, change and rescind rules and regulations relating to the 2024 Plan; to make changes to, or reconcile any inconsistency in, the 2024 Plan or any award agreement covering an award; and to take any other actions needed to administer the 2024 Plan.

Eligibility

The Administrator may designate any of the following as a participant under the 2024 Plan: any officer or employee, or individuals engaged to become an officer or employee, of our Company or our affiliates; and consultants of our Company or our affiliates, and our directors, including our non-employee directors. As of June 24, 2024, there were approximately 266 officers or employees, and five non-employee directors who would be eligible to receive awards under the 2024 Plan.

Types of Awards

The 2024 Plan permits the Administrator to grant stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance stock units (“PSUs”), shares of common stock, cash incentive awards and any other type of award permitted under the 2024 Plan. If the 2024 Plan is approved, then the

Administrator may grant any type of award to any participant it selects, but only our employees or our subsidiaries’ employees may receive grants of incentive stock options within the meaning of Section 422 of the Internal Revenue Code. Awards may be granted alone or in addition to, in tandem with, or (subject to the repricing prohibition described below) in substitution for any other award (or any other award granted under another plan of our Company or any affiliate, including the plan of an acquired entity).

Shares Reserved Under the 2024 Plan

The 2024 Plan provides that 850,000 shares of our common stock are reserved for issuance under the 2024 Plan, plus the number of shares available for issuance under the Prior Plans that have not, as of the Effective Date, been made subject to outstanding awards, plus certain shares that would have again become available for new grants under the Prior Plans or the 2016 Plan had the related awards been granted under the 2024 Plan (as described below). The 2024 Plan provides that up to 850,000 shares of our common stock otherwise reserved under the 2024 Plan may be issued upon the exercise of incentive stock options.

The number of shares reserved for issuance under the 2024 Plan will be reduced on the date of the grant of any award by the maximum number of shares, if any, with respect to which such award is granted. The reserve will also be depleted by any shares issued in settlement of dividend equivalents. However, an award that may be settled solely in cash will not deplete the 2024 Plan’s share reserve at the time the award is granted.

If (a) an award expires, is canceled, or terminates without issuance of shares or is settled in cash, (b) the Administrator determines that the shares granted under an award will not be issuable because the conditions for issuance will not be satisfied, (c) shares are forfeited under an award, or (d) shares are issued under any award and we reacquire them pursuant to our reserved rights upon the issuance of the shares, then such shares will be credited to the 2024 Plan’s reserve and may again be used for new awards (except that shares recredited under clause (d) may not be issued upon the exercise of incentive stock options). The following shares will not be credited to the 2024 Plan’s reserve: (x) shares that are tendered or withheld in payment of the exercise price of an option or as a result of the net settlement of outstanding stock appreciation rights, (y) shares that are tendered or withheld to satisfy federal, state or local tax withholding obligations or (z) shares purchased by us using proceeds from option exercises.

After the Effective Date, if any shares subject to awards granted under the Prior Plans or the 2016 Plan would again become available for new grants under the preceding paragraph if the awards had been granted under the 2024 Plan, then those shares will be added to the 2024 Plan’s reserve and will be available for the purpose of granting awards under 2024 Plan.

Non-Employee Director Award Limitation

In no event will the aggregate grant date value of all awards granted to any non-employee director during a fiscal year, when added to any cash compensation received by such director in the same fiscal year, exceed $750,000.

Options

The Administrator may grant stock options and determine all terms and conditions of each stock option, which include the number of stock options granted, whether a stock option is to be an incentive stock option or non-qualified stock option, and the grant date for the stock option. However, the exercise price per share of common stock may never be less than the fair market value of a share of common stock on the date of grant and the expiration date may not be later than 10 years after the date of grant. Stock options will be exercisable and vest at such times and be subject to such restrictions and conditions as are determined by the Administrator, including with respect to the manner of payment of the exercise price of such stock options.

Stock Appreciation Rights

The Administrator may grant SARs, which represent the right of a participant to receive cash in an amount, or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock during a specified period of time. The 2024 Plan provides that the Administrator will determine all terms and conditions of each SAR, including, among other things: (a) whether the SAR is granted independently of a stock option or relates to a stock option, (b) the grant price, which may never be less than the fair market value of our common stock as determined on the date of grant, (c) a term that must be no later than 10 years after the date of grant, and (d) whether the SAR will settle in cash, common stock or a combination of the two.

Stock, Restricted Stock and Stock Unit Awards

The Administrator may grant awards of shares of common stock, restricted stock, RSUs or PSUs. Restricted stock means shares of common stock that are subject to a risk of forfeiture or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals (as described below) or upon the completion of a period of service. An RSU grants the participant the right to receive shares of common stock or cash the value of which is equal to the fair market value of one share of common stock, to the extent performance goals are achieved or upon the completion of a period of service. PSUs give the participant the right to receive shares of common stock, or a cash payment equal to the fair market value of shares, to the extent performance goals are achieved.

The Administrator will determine all terms and conditions of the awards including (a) the number of shares to which the award relates, (b) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (b) the length of the vesting or performance period and, if different, the date that payment of the benefit will be made, (c) the length of the vesting or performance period and (d) with respect to RSUs and PSUs, whether the awards will settle in cash, in shares of common stock (including restricted stock), or in a combination of the two.

Cash Incentive Awards

The Administrator may grant cash incentive awards. An incentive award is the right to receive a cash payment to the extent one or more performance goals are achieved. The Administrator will determine all terms and conditions of a cash incentive award, including, but not limited to, the performance goals (described below), the performance period, the potential amount payable, and the timing of payment. While the 2024 Plan permits cash incentive awards to be granted under the 2024 Plan, we may also make cash incentive awards outside of the 2024 Plan.

Performance Goals

For purposes of the 2024 Plan, the Administrator may establish objective or subjective performance goals which may apply to any performance award. Such performance goals may include, but are not limited to, one or more of the following measures with respect to our Company or any one or more of our subsidiaries, affiliates, or other business units: net sales; cost of sales; gross income; gross revenue; revenue; operating income; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before interest, taxes, depreciation, amortization and exception items; income from continuing operations; net income; earnings per share; diluted earnings per share; total shareholder return; fair market value of a share of common stock; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; return on shareholder equity; return on invested capital; return on average total capital employed; return on net capital employed; return on assets; return on net assets employed before interest and taxes; operating working capital; average accounts receivables; economic value added; succession planning; manufacturing return on assets; manufacturing margin; and customer satisfaction. Performance goals may also relate to a participant’s individual performance. The Administrator reserves the right to adjust any performance goals or modify the manner of measuring or evaluating a performance goal.

Other Stock-Based Awards

The Administrator may grant to any participant shares of unrestricted stock as a replacement for other compensation to which such participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right or as a bonus.

Dividends and Dividend Equivalent Units

In no event may dividends or dividend equivalents be awarded with respect to options, SARs or any other stock-based award that is not a grant of restricted stock, RSUs or PSUs. The 2024 Plan expressly prohibits the payment of dividends or dividend equivalents on unvested awards for all equity award types.

If cash dividends are paid on the common stock while shares of restricted stock are unvested, then such dividends will either, at the discretion of the Administrator, be (a) automatically reinvested as additional shares of restricted stock that are subject to the same terms and conditions, including the risk of forfeiture, as the original grant of restricted stock, or (b) paid in cash at the same time and the same extent that the restricted stock vests.

An award of RSUs or PSUs may include the right to receive dividend equivalents. Dividend equivalents will either, at the discretion of the Administrator, be (a) accumulated and paid, in cash or shares in the Administrator’s discretion, at the same time and to the same extent that the tandem award vests or is earned or (b) reinvested in additional units that are subject to the same terms and conditions (including vesting and forfeiture) as the tandem award.

Minimum Vesting

All awards granted under the 2024 Plan shall have a minimum vesting period of one year from the date of grant, provided that such minimum vesting period will not apply to awards with respect to up to 5% in the aggregate of the total number of shares reserved under the 2024 Plan. (For purposes of awards granted to non-employee directors, “one year” may mean the period of time from one annual shareholders meeting to the next annual shareholders meeting, provided that such period of time is not less than 50 weeks.) However, the Administrator may accelerate the vesting of an award or deem an award to be earned, in whole or in part, in the event of a participant’s death, disability, retirement, or termination without cause, or as provided in the 2024 Plan’s provisions relating to certain corporate events or upon any other event as determined by the Administrator in its sole and absolute discretion.

Transferability

Awards are not transferable, including to any financial institution, other than by will or the laws of descent and distribution, unless the Administrator allows a participant to (a) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death, (b) transfer an award to a former spouse as required by a domestic relations order incident to a divorce, or (c) transfer an award without receiving any consideration.

Adjustments

If (a) we are involved in a merger or other transaction in which our shares of common stock are changed or exchanged; (b) we subdivide or combine shares of common stock or declare a dividend payable in shares of common stock, other securities, or other property (other than stock purchase rights issued pursuant to a stockholder rights agreement); (c) we effect a cash dividend that exceeds 10% of the fair market value of a share of common stock or any other dividend or distribution in the form of cash or a repurchase of shares of common stock that our board of directors determines is special or extraordinary, or that is in connection with a recapitalization or reorganization; or (d) any other event occurs that in the Administrator’s judgment requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the 2024 Plan, then the Administrator will, in a manner it deems equitable, adjust any or all of (1) the number and type of shares subject to the 2024 Plan and which may, after the event, be made the subject of awards; (2) the number and type of shares of common stock subject to outstanding awards; (3) the grant, purchase, or exercise price with respect to any award; and (4) the performance goals of an award. In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award, subject to the terms of the 2024 Plan.

The Administrator may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, authorize the issuance or assumption of awards upon terms and conditions we deem appropriate without affecting the number of shares of common stock otherwise reserved or available under the 2024 Plan.

Change of Control

Upon a change of control (as defined in the 2024 Plan), except as otherwise provided in an award agreement, the successor or surviving corporation may agree to assume some or all outstanding awards or replace them with the same type of award with similar terms and conditions, without the consent of any participant, subject to the following requirements:

• Each award that is assumed must be appropriately adjusted, immediately after such change of control, to apply to the number and class of securities that would have been issuable to a participant upon the consummation of such change of control had the award been exercised, vested, or earned immediately prior to such change of control, and other appropriate adjustment to the terms and conditions of the award may be made.

• If the securities to which the awards relate after the change of control are not listed and traded on a national securities exchange, then (a) each participant must be provided the option to elect to receive, in lieu of the issuance of such securities, cash in an amount equal to the fair value of the securities that would have otherwise been issued, and (b) no reduction may be taken to reflect a discount for lack of marketability, minority, or any similar consideration, for purposes of determining the fair value of such securities.

• If a participant is terminated from employment without cause, or due to death or disability, or the participant resigns for good reason (as defined in any award or other agreement between the participant and our company or an affiliate) within one year following the change of control, then upon such termination, all of the participant’s awards in effect on the date of such termination will vest in full or be deemed earned in full.

If the purchaser, successor, or surviving entity does not assume the awards or issue replacement awards, then immediately prior to the change of control date, except to the extent otherwise provided in an applicable award agreement, and unless the Administrator otherwise determines prior to the change of control:

• Each award that is then held by a participant who is employed by or in the service of us or one of our affiliates immediately prior to the change of control will become vested assuming, with respect to awards subject to performance goals for which the performance period has not expired as of the change of control, that all performance goals were met at target. In addition, if we enter into an agreement or series of agreements or the Board adopts a resolution that results in the occurrence a change of control at a later date, and the employment of a participant is terminated after and as the sole result of the entering into of such agreement or series of agreements or the adoption of such resolution but prior to the change of control, then, to the extent reasonably practicable, such participant will be treated as though the participant was employed immediately prior to the change of control and any awards previously forfeited as a result of such termination of employment will be reinstated or the participant will instead be eligible to receive a cash payment approximating the value of such awards.

• All vested awards will be settled or paid in accordance with the terms of the award agreement (including payment of any accrued dividends and dividend equivalents), in all cases as of immediately prior to the occurrence of the change of control.

• Alternatively, we may cancel all vested awards on the date of the change of control in exchange for a cash payment.

Term of Plan

Unless earlier terminated by our board of directors, the 2024 Plan will terminate on, and no further awards may be granted, after the 10th anniversary of its effective date.

Termination and Amendment of Plan

Our Board of Directors or the Administrator may amend, alter, suspend, discontinue or terminate the 2024 Plan at any time, subject to the following limitations:

• Our Board of Directors must approve any amendment to the 2024 Plan if we determine such approval is required by prior action of our board of directors, applicable corporate law, or any other applicable law;

• Shareholders must approve any amendment to the 2024 Plan, which may include an amendment to materially increase the number of shares reserved under the 2024 Plan, if we determine that such approval is required by Section 16 of the Securities and Exchange Act of 1934, the Internal Revenue Code of 1986, the listing requirements of any principal securities exchange or market on which the shares are then traded, or any other applicable law; and

• Shareholders must approve any amendment to the 2024 Plan that would diminish the protections afforded by the participant award limits or repricing and backdating prohibitions.

Amendment, Modification, Cancellation and Disgorgement of Awards

Subject to the requirements of the 2024 Plan, the Administrator may modify or amend any award or waive any restrictions or conditions applicable to any award or the exercise of the award, or amend, modify, or cancel any terms and conditions applicable to any award, in each case, by mutual agreement of the Administrator and the participant or any other person that may have an interest in the award, so long as any such action does not increase the number of shares of common stock issuable under the 2024 Plan.

We do not need to obtain participant (or other interested party) consent for any such action (a) that is permitted pursuant to the adjustment provisions of the 2024 Plan; (b) to the extent we deem the action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our common stock is then traded; (c) to the extent we deem the action is necessary to preserve favorable accounting or tax treatment of any award for us; or (d) to the extent we determine that such action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person as may then have an interest in the award.

The Administrator can cause a participant to forfeit any award, and require the participant to disgorge any gains attributable to the award, if the participant engages in any action constituting, as determined by the Administrator in its discretion, cause for termination, or a breach of a material company policy, any award agreement or any other agreement between the participant and us or one of our affiliates concerning noncompetition, non-solicitation, confidentiality, trade secrets, intellectual property, non-disparagement or similar obligations.

Any awards granted under the 2024 Plan, and any shares of common stock issued or cash paid under an award, will be subject to any recoupment or clawback policy that we adopt, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to us.

Repricing and Backdating Prohibited

Except for the adjustments provided for in the 2024 Plan, neither the Administrator nor any other person may amend the terms of outstanding stock options or SARs to reduce their exercise or grant price, cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise or grant price that is less than the exercise or grant price of the awards being cancelled, or cancel outstanding stock options or SARs with an exercise or grant price above the current fair market value of a share in exchange for cash or other securities. In addition, the Administrator may not grant a stock option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such award.

Certain U.S. Federal Tax Implications

The following summarizes certain federal income tax consequences relating to the 2024 Plan. The summary is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2024 Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Options. The grant of a stock option will create no income tax consequences to us or the participant. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of our common stock at such time over the exercise price. Our company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Upon the participant's subsequent disposition of the shares of our common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, the fair market value of our common stock on the exercise date.

In general, a participant will recognize no income or gain as a result of exercise of an incentive stock option (except that the alternative minimum tax may apply). Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of our common stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of our common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights. The grant of a SAR will create no income tax consequences to us or the participant. Upon the exercise or maturity of a SAR, the participant will recognize ordinary income equal to the amount of cash and the fair market value of any shares received. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If shares are delivered under the SAR, upon the participant's subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares' tax basis, i.e., the fair market value of the shares on the date the participant received the shares.

Restricted Stock
Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of our common stock on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and the Company will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to deduct any loss. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.

Restricted Stock Units. The grant of a RSU will create no income tax consequences to us or the participant. Upon the participant's receipt of cash and/or shares at the end of the applicable performance or vesting period, the participant will recognize ordinary income equal to the amount of cash or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If units are settled in whole or in part in shares, upon the participant's subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares' tax basis, the fair market value of the shares on the date the participant received the shares.

Performance Stock Units. The grant of PSUs will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares or cash at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares or the cash received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes income. Upon the participant’s subsequent disposition of shares received in settlement of the PSUs, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Cash Incentive Awards. A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid, and we will generally be entitled to a corresponding income tax deduction.

IRS Code Section 162(m) Limit on Deductibility of Compensation. IRS Code Section 162(m) limits the deduction we can take for compensation we pay to any “covered employee”, generally including our named executive officers, to $1,000,000 per year per individual.

New Plan Benefits

We cannot determine the awards that may be granted under the 2024 Plan in the future to eligible participants. The Administrator will make future awards under the 2024 Plan in its discretion from time to time, and the benefits received will depend on the amounts awarded and the extent to which performance goals set by the Compensation and Human Capital Committee are achieved or vesting requirements are satisfied.

Equity Compensation Plan Information
The following table sets forth securities authorized for issuance under equity compensation plans, including individual compensation arrangements, by us under our 2015 Outside Director Equity Compensation Plan, 2016

Employee Equity Compensation Restricted Stock Plan and 2022 Employee Equity Compensation Plan as of March 31, 2024:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

2015 Outside Director Equity Compensation Plan	30,000	(2)	—	536,347	(1)

2016 Employee Equity Compensation Restricted Stock Plan	—		—	—

2022 Employee Equity Compensation Plan	67,080	(3)	—	850,512

Total	97,080			1,386,859
(1)    The number of shares of common stock available for issuance under the 2015 Outside Director Equity Compensation Plan automatically increases on the first trading day of January each calendar year during the term of the 2015 Outside Director Equity Compensation Plan, by an amount equal to ten percent (10%) of the total number of shares of common stock authorized under the 2015 Outside Director Equity Compensation Plan.
(2)    Consists of restricted stock units.
(3)    Consists of 55,080 restricted stock units and 12,000 performance stock units.

ITEM 4 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors unanimously recommends a vote "FOR” the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025.
The Audit Committee of our Board of Directors has approved and re-appointed RSM US LLP to audit our fiscal year 2025 consolidated financial statements. RSM US LLP has served us in this capacity since March 2001. Representatives of the firm are expected to be present at the virtual Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

DIRECTOR QUALIFICATIONS AND DIVERSITY
There are certain minimum qualifications for Board membership that director candidates should possess, including strong values and discipline, high ethical standards, a commitment to full participation on the Board and its committees, and relevant experience. "Diversity of race, ethnicity, gender and age are important factors in evaluating candidates for Board membership” as set forth in the Corporate Governance and Nominating Committee Charter ("Charter”). The Charter further provides that “To reflect the Company’s commitment to diversity, the initial list of candidates from which new independent director nominees are chosen by the Board will include qualified candidates who reflect diverse backgrounds, including, but not limited to, diversity of race, ethnicity, national origin, gender and sexual identity.” For the avoidance of doubt, the Company uses the definition of diverse as adopted by NASDAQ, namely an individual who self-identifies as Female, as an

Underrepresented Minority or as LGBTQ+. The Corporate Governance and Nominating Committee and the full Board of Directors implement and assess the effectiveness of these guidelines and the commitment to diversity by referring to the Charter in the review and discussion of Board candidates when assessing the composition of the Board. On an annual basis, the Corporate Governance and Nominating Committee reviews its own performance, leads the Board in its annual review of the Board's performance, and reviews the Board structure to determine whether there is a need for an addition or other changes to the Board. Annually, and in fiscal 2024, the Corporate Governance and Nominating Committee reviewed the Company’s Board attributes matrix, in order to identify the current Board’s attributes and determine additional desirable skills to consider adding to the Board. As part of its authority and responsibilities as specified in its Charter, the Corporate Governance and Nominating Committee seeks individuals qualified to become Board members for recommendation to the Board, including evaluating persons suggested by shareholders or others.
Criteria contemplated when considering the need for Board recruitment or refreshment includes, but is not limited to, the current composition of the Board, the range of talents, experiences, contributions and skills that would best serve the Company’s strategy and complement those already represented on the Board, the balance of management and independent directors, the need for financial or other specialized expertise, and diversity. The assessment of candidates includes these criteria, along with a consideration of the nominee's judgment, experience, independence, possible conflicts of interest, understanding of the Company's or other related industries, a willingness and ability to devote adequate time to our Board’s duties, and such other factors as the Corporate Governance and Nominating Committee concludes are pertinent in light of the current needs of the Board. The Corporate Governance and Nominating Committee then conducts appropriate inquiries into the backgrounds and qualifications of possible nominees in an effort to determine each proposed nominee's qualifications for service on the Board.

Our Board of Directors believes that its composition appropriately reflects the knowledge, experience, skills, diversity, and other characteristics required to fulfill its duties. The following tables provide information regarding the diversity of our directors as of June 24, 2024:

Board Diversity Matrix of Nominee Directors
Total Number of Directors	6
	Female	Male
Part I: Gender Identity
Independent Directors	3	2
CEO, non-independent Director	1
Part II: Demographic Background
White	2	2
Hispanic/Latinx	2
The Company values diversity on its Board of Directors, and diverse characteristics continue to be key criteria in considering future board candidates.
Skills, Experience and Qualifications of Director Nominees
The Corporate Governance and Nominating Committee and the Board believe that the qualifications and attributes set forth in this Proxy Statement for the nominees support the conclusion that these individuals are qualified to serve as directors of the Company and collectively bring a balance of relevant skills, professional experience, and diversity of backgrounds allowing them to effectively oversee the Company’s business.

Board Qualifications of Director Nominees (as of June 24, 2024)

Animal Health/Welfare	■ ■ ☐ ☐ ☐ ☐
Retail/Ecommerce	■ ■ ■ ■ ☐ ☐
Technology:	■ ■ ■ ■ ☐ ☐

Cybersecurity	■ ☐ ☐ ☐ ☐ ☐
Marketing/Media:	■ ■ ■ ☐ ☐ ☐
Operations/Management:	■ ■ ■ ■ ☐ ☐
Public Boards:	■ ■ ■ ■ ☐ ☐
Risk Management	■ ■ ☐ ☐ ☐ ☐
Strategy/M&A:	■ ■ ■ ■ ■ ☐
Supply Chain:	■ ■ ☐ ☐ ☐ ☐
NOMINEES FOR DIRECTORS OF PETMED EXPRESS, INC.
The biographies of each of the director nominees, below, support the conclusion that these individuals are dedicated, ethical, highly regarded, and qualified to serve as directors of the Company. They collectively possess a variety of skills, professional experience, and diversity of backgrounds allowing them to effectively oversee the Company’s business, and if elected, would constitute a balanced and multi-disciplinary Board composed of qualified and diverse individuals. The biographies each contain information regarding the person’s service as a director, business, educational, and other professional experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, during the last ten years or beyond if material, and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a director for the Company. The Company believes that the backgrounds and qualifications of the director nominees considered as a group should provide diverse business and professional capabilities, along with the experience, knowledge and other abilities that will allow the Board to fulfill its responsibilities.
LESLIE C.G. CAMPBELL, Independent Director, Chair of the Board of Directors, Chair of the Compensation and Human Capital Committee

Age:	65
Director Since:	2018
Director Status:	Independent Director, Chair of the Board
Committees:	Compensation and Human Capital (C)
Current Public Boards:	Shapeways (NYSE:SHPW)
(C): Chair (F): Financial Expert

Ms. Campbell has served as a member of our Board of Directors and a member of the Compensation and Human Capital Committee since July 2018, Chair of the Compensation and Human Capital Committee since August 2023, and Chair of our Board since January 2024. Ms. Campbell served as a member of our Audit and Corporate Governance and Nominating committees from July 2018 to May 2024, and Chair of the Corporate Governance and Nominating Committee from July 2018 to August 2023. Ms. Campbell is considered to be an "audit committee financial expert” within the meaning of Item 407(d) (5) of Regulation S-K. Ms. Campbell is an experienced public board director and former international executive with multi-disciplinary expertise, a history of global leadership, and success in formulating strategies that optimize the performance of enterprises from start up to multi-billion dollar market caps.
A frequent and sought-after speaker and panelist on corporate governance matters, Ms. Campbell was named to Women Inc. Magazine’s list of Most Influential Corporate Board Directors and is NACD Director Certified®. She is particularly recognized for strategic planning, for her international and technology experience, for demonstrating deep customer and product understanding, for her supply chain expertise, and for creating high performance, cross-cultural teams that deliver measurable results.

Since October 2021, Ms. Campbell has served as a member of the board of directors and chair of the compensation and human capital committee of Shapeways (NYSE:SHPW). From June 2021 to December 2023, Ms. Campbell was a member of the board of directors and chair of the audit committee of LiveVox Holdings, Inc. (NASDAQ: LVOX). From May 2016 to May 2022, Ms. Campbell served as a member of the board of directors of Coupa Software, Inc. (NASDAQ: COUP), where she was the chair of the nominating and corporate governance committee and served on the audit committee. In January 2023, Ms. Campbell joined the board and became chair of the audit committee of privately held PointClickCare, a healthcare software company based in Toronto, Canada. In 2019 she joined the advisory board of privately held Riley, Inc. (formerly Grapevine Solutions), a commercial relationship insights platform. In 2017, Ms. Campbell joined the Growth Advisory Board of Diligent, the privately held creator of Diligent Boards, the widely used board portal. From 2013 to 2019, she was a member of the board of directors of Bideawee, Inc., one of America’s first no-kill animal rescues, and served there as vice chairman and a member of the executive committee, as well as on the finance, audit and compensation committees. In 2023 she rejoined the board of directors of Bideawee, Inc.
Ms. Campbell previously served as the chief procurement officer for Reed Elsevier, Inc., a world leading provider of professional information solutions in the science, medical, legal, risk, and business sectors, from September 2007 to December 2012. From March 1998 to September 2007, Ms. Campbell held a number of senior positions at Dell, Inc., including as the vice president of Worldwide Procurement, and previously as the vice president and general manager, Global Segment EMEA. Ms. Campbell held a number of positions at Oracle Corporation from May 1990 to January 1998. From August 1982 to May 1990, she held a number of positions at KPMG Peat Marwick LLP, a member firm of KPMG International, most recently as a senior manager. Ms. Campbell holds a B.A. in Business Administration from the University of Washington.
Ms. Campbell’s extensive and high-level experience in the financial services and technology industries, as well as her board experience with other private and public corporations, enables her to make very significant contributions to the Board’s decision-making processes, especially in strategy, corporate governance, operational, financial, technology and supply chain matters.

SANDRA Y. CAMPOS, Chief Executive Officer, President, and Director

Age:	57
Director Since:	2023
Director Status:	Chief Executive Officer and Director
Committees:	None
Current Public Boards:	None
(C): Chair (F): Financial Expert

Ms. Campos has served as Chief Executive Officer and President of the Company since April 29, 2024 and as a member of our Board of Directors since May 2023. Ms. Campos served as a member of our Audit, Compensation, and Corporate Governance and Nominating committees from May 2023 to April 29, 2024. Ms. Campos served as the chief executive officer of DVF (Diane von Furstenberg) (a global luxury fashion lifestyle brand) from April 2018 to November 2020. Prior to joining DVF, Ms. Campos was the co-president, Women’s Apparel, of Global Brands Group Holding Limited (a global branded apparel, footwear and brand management company) from 2015 to April 2018, which included the Juicy Couture, Bebe, Buffalo, Tretorn, BCBG and Herve Leger brands. Ms. Campos also has held leadership roles prior thereto with lifestyle companies Polo Ralph Lauren and Nautica International. Ms. Campos also founded Fashion Launchpad (a continuing education platform for retail and fashion professionals) in June 2020, and created Dream out Loud in partnership with Selena Gomez (the first teen celebrity brand management company) which was established in 2009, and was exclusive at Kmart between 2010-2015. After her departure from DVF, Ms. Campos served as the chief executive officer of Project Verte Inc. (a retail technology and supply chain solutions provider) from November 2020 until November 2021. A receivership proceeding was filed against Project Verte Inc. in August 2022 in the Delaware Court of Chancery. The receiver subsequently filed a bankruptcy proceeding under Chapter 7 of the U.S. Bankruptcy Code with respect to Project Verte Inc. in January 2023 in the U.S. Bankruptcy Court for the District of Delaware.

Ms. Campos was a member of the board of directors of Big Lots (NYSE:BIG), and a member of its audit committee and capital allocation planning committee from May 2021-May 2024; is a member of the board of directors of PDS Limited (a global supply chain holding company on the India stock exchange) Fabric (a modular and headless commerce solution) since August 2022, and; is a member of the board of directors of PureRED, an advertising services company, since March 2023.
Ms Campos’ experience as a chief executive officer along with her extensive experience in e-commerce, retail buying & merchandising, supply chain, brand management and digital marketing allows her to bring current and relevant perspective to the Board. Along with her public and private board experience, Ms. Campos’ background allows her to make very significant contributions to the Board’s decision-making processes especially in consumer-facing activities like buying & merchandising, marketing, customer service, and social media.

DR. GIAN M. FULGONI, Independent Director, Chair of the Corporate Governance and Nominating Committee

Age:	76
Director Since:	2002
Director Status:	Independent Director
Committees:	Audit, Corporate Governance and Nominating (C)
Current Public Boards:	None
(C): Chair (F): Financial Expert

Dr. Fulgoni has served as a member of our Board of Directors and as a member of our Audit and Corporate Governance and Nominating committees since November 2002, and Chair of the Corporate Governance and Nominating Committee since August 2023, contributing extensive marketing, advertising and ecommerce knowledge to the Board. Dr. Fulgoni served as Chair of the Board from February 2021 to January 2024, and as a member of the Compensation and Human Capital Committee from 2002 to May 2024.

Dr. Fulgoni had previously been a member of our Board of Directors from August 1999 through November 2000, but left to devote his time to comScore, Inc., (at that time, ComScore Networks, Inc.), (NASDAQ: SCOR), a digital data and analytics company that he had co-founded, and which is now a recognized global leader in measuring the cross-platform world. Dr. Fulgoni served on the comScore board of directors from 1999 until April 2018. Dr. Fulgoni served as comScore’s executive chairman from 1999 to March 2014, chairman emeritus from March 2014 to August 2016, and chief executive officer from August 2016 to November 2017.

From 1981 until 1998, Dr. Fulgoni served as president and chief executive officer of Information Resources, Inc. (IRI), (then: NASDAQ: IRIC), a leading global supplier of retail scanner data and software services to the Consumer Packaged Goods (CPG) industry, where he grew the company’s revenues at an annual rate of 40% to more than $500 million annually and its market value to $1.5 billion. In 1996, IRI was recognized by Advertising Age magazine as the largest U.S. market research firm.

Additionally, by the time Dr. Fulgoni joined the Company’s Board of Directors, he had already been involved in the growth of other successful public companies. From 1991 until 1999, Dr. Fulgoni served as a member of the board of Platinum Technology, Inc., during which time the company grew from $80 million to more than $1 billion in annual revenues and established itself as a global leader in the software services industry. In 1999, Platinum Technology was acquired by Computer Associates in an all-cash transaction valued at $4.0 billion -- at the time the largest-ever acquisition in the software industry.

Dr. Fulgoni had also served on the board of U.S. Robotics from 1991 to 1994, prior to its acquisition in 1997 by 3 Com in a transaction valued at $8 billion, and in 1999, Dr. Fulgoni served on the board of yesMail.com, a leading supplier of permission-based e-mail services. In March 2000, yesMail.com was acquired by CMGI for approximately $700 million. Beginning in November 2013, Dr. Fulgoni served on the board of Cord Blood Registry (owned by GTCR, the leading private equity company) until its sale to AMAG Pharmaceuticals (NASDAQ: AMAG) in August 2015.

Dr. Fulgoni has repeatedly been recognized for his entrepreneurial skills. In 1991 and again in 2004, Dr. Fulgoni was named Illinois Entrepreneur of the Year, the only person to have twice received that honor. In 1992, Dr. Fulgoni received the Wall Street Transcript Award for outstanding contributions as Chief Executive Officer in enhancing the overall value of IRI to the benefit of its stockholders. In 2008, Dr. Fulgoni was inducted into the Chicago Entrepreneurship Hall of Fame and was also an Ernst & Young® Entrepreneur of the Year award winner in the services category and was a national finalist. In 2014, the Advertising Research Foundation (ARF) conferred on him a Lifetime Achievement Award for outstanding contributions to the ARF board and support of the ARF community. In 2018, Dr. Fulgoni received a Lifetime Achievement Award from CableFax and the Erwin Ephron Demystification Award from the Advertising Research Foundation. In 2019, Dr. Fulgoni was inducted into the U.S. Market Research Hall of Fame.

Educated in the United Kingdom, Dr. Fulgoni holds a M.A. degree in Marketing from Lancaster University and a BSc. degree in Physics from the University of Manchester. In 2012, Dr. Fulgoni was awarded an Honorary Fellowship by the University of Glamorgan in Wales in recognition of his entrepreneurial skills and achievements in market research. In 2016, Dr. Fulgoni was awarded a Doctor of Science (honoris causa) degree by Lancaster University to mark his outstanding contribution to the field of global market research. In addition to serving on the Company’s Board of Directors, Dr. Fulgoni also currently serves on the board of directors of Prophet, a brand and marketing consulting company, since 2010; Fluree, a company that has pioneered a revolutionary data-first technology approach with its data management platform, since 2019; QualSights, an immersive consumer insights platform, since 2018; HealthBridge, a company that has pioneered a new payment solution for healthcare providers, since 2024; the North American Foundation for the University of Manchester (NAFUM), since 1998; and the senior advisory board for the Journal of Advertising Research, since 2013. Dr. Fulgoni is also a venture partner at 4490 Ventures, a Midwest venture capital fund, since 2017.

Dr. Fulgoni’s extensive and high-level experience in strategic, marketing and ecommerce industry trends allows him to bring an informed perspective and thoughtful insights and guidance to how the Company addresses strategic, marketing and ecommerce industry issues. This, as well as his executive and board involvement with other businesses and organizations, enables Dr. Fulgoni to make very significant contributions to the Board’s decision-making processes, especially in evaluating marketing opportunities for the Company.

JUSTIN MENNEN, Independent Director

Age:	43
Director Since:	2024
Director Status:	Independent Director
Committees:	Audit, and Corporate Governance and Nominating
Current Public Boards:	None
C): Chair (F): Financial Expert

Mr. Mennen has served as a member of our Board of Directors and a member of the Audit and Corporate Governance and Nominating committees since June 3, 2024. Mr. Mennen served as an executive officer of Rite Aid Corporation (at the time NYSE:RAD) from January 2019 to July 2023, holding the positions of executive vice-president and chief digital and technology officer from March 2022 to July 2023, executive vice-president and chief information officer from September 2019 to March 2022, and senior vice-president and chief information officer from January 2019 until September 2019. Rite Aid was one of the nation’s leading drugstore chains with fiscal 2022 annual revenues of $24+ billion, and Mr. Mennen was responsible for all aspects of the company’s technology and information operations, digital and e-commerce business, and was focused on strengthening and modernizing to enable growth, drive efficiencies and to enhance the experiences of Rite Aid's customers and associates. Mr. Mennen left Rite Aid in July 2023. In October 2023, Rite Aid filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of New Jersey.

Prior to joining Rite Aid, from September 2016 until December 2018, Mr. Mennen was the chief digital officer and chief information officer of CompuCom Systems, Inc, an industry leader in digital workplace services, overseeing the information technology and systems, and leading CompuCom’s digital business unit. Before CompuCom, Mr. Mennen led technology organizations across several industries, including as the vice president of enterprise architecture and technology innovation for Estée Lauder Companies from September 2014 until Aug 2016. He also held multiple leadership roles at Dell Technologies from November 2009 to August 2014, ultimately serving as the regional chief information officer for Asia Pacific and Japan, based in Malaysia.

Mr. Mennen brings a wealth of knowledge to the Board, with over two decades of experience leveraging technology to create competitive business advantages and value, with extensive expertise leading digital technology transformation. He is passionate about driving positive change with technology and regularly presents at conferences and leadership events around the world.

Mr. Mennen holds a Bachelor of Science degree in Business Administration from the University of Kansas. Since 2018, Mr. Mennen sits on the University of Kansas Business School advisory board for Business Analytics and Information Systems, and since 2018 is a Governing Body co-chair for the Global CIO Executive Summit of Evanta, which brings together C-level executives from the world's leading organizations to connect, share and learn from each other.

DIANA GARVIS PURCEL, Independent Director, Chair of the Audit Committee

Age:	58
Director Since:	2022
Director Status:	Independent Director
Committees:	Audit (C)(F), Compensation and Human Capital
Current Public Boards:	Ocean Power Technologies, Inc. (NYSE: OPTT)
(C): Chair (F): Financial Expert

Ms. Purcel has served as a member of our Board of Directors, and a member of the Audit and Compensation and Human Capital committees since April 2022, and Chair of the Audit Committee since July 2022. Ms. Purcel served as a member of our Corporate Governance and Nominating Committee from April 2022 to May 2024. As an emerging voice on corporate governance and strategy, Ms. Purcel was named as a Director to Watch by Directors & Boards magazine and is NACD Director Certified®. Ms. Purcel has 20 years of experience as a chief financial officer, including 17 years with small cap publicly traded companies. Ms. Purcel has served on the board of directors of Ocean Power Technologies, Inc. (NYSE: OPTT) since December 2020, and on the board of directors, and as a member of the executive committee and chair of the finance committee, for the Animal Humane Society from December 2017 to December 2023. From March 2019 to June 2021 (when the company was sold), Ms. Purcel served on the board of directors for Now Boarding. From 2005 to 2008, Ms. Purcel served on the board of directors for Multicultural Foodservice and Hospitality Alliance, as the chair of its audit committee.

From April 2018 until May 2019, Ms. Purcel served as executive vice president and chief financial officer for Evine Live, Inc. (at the time NASDAQ: EVLV), an interactive video and digital commerce company. From September 2014 until June 2017, Ms. Purcel served as the chief financial officer for Cooper’s Hawk Winery & Restaurants, LLC, which operated restaurants, manufactured private-label wines, and managed the largest wine club in the world.

From 2003 until 2014, Ms. Purcel served as chief financial officer and corporate secretary for Famous Dave’s of America, Inc. (at the time, NASDAQ: DAVE), which franchised and operated a casual dining restaurant chain of almost 200 locations in over 35 states. From September 2002 to June 2003, Ms. Purcel served as chief financial officer, and from April 1999 to September 2002, as vice president, controller and chief accounting officer of Paper Warehouse, Inc. (at the time OTC: PWHS), a party-goods retailer and franchisor in 10 states.

Ms. Purcel has also worked with Arthur Andersen & Co, from 1988 to 1993 as a certified public accountant and senior auditor, and with other companies including Target Corporation (from 1994 to 1998 as a senior analyst). Ms. Purcel holds a Master’s in Business Administration from the University of St. Thomas, a Bachelor of Science in Management, with a concentration in Accounting, from Tulane University, and is a certified public accountant (inactive).

Ms Purcel’s 30 years of experience in finance, accounting, corporate strategy, governance, mergers and acquisitions, information technology, and overall general management, coupled with her experience as a chief financial officer in numerous public and private entities over a 20 year period, enables her to make significant contributions to the Board, Ms. Purcel brings significant financial experience and expertise, and is considered to be an “audit committee financial expert” within the meaning of Item 407(d) (5) of Regulation S-K.

LEAH A. SOLIVAN, Independent Director

Age:	44
Director Since:	2024
Director Status:	Independent Director
Committees:	Compensation and Human Capital, and Corporate Governance and Nominating
Current Public Boards:	None
(C): Chair (F): Financial Expert

Ms. Solivan has served as a member of our Board of Directors since June 24, 2024, and as a member of the Compensation and Human Capital and Corporate Governance and Nominating committees effective on June 25, 2024. Ms. Solivan is currently a Managing Director at Fuel Capital L.P., a seed stage venture capital firm investing in consumer, software as a service (SaaS) and infrastructure companies, where she manages three high performing funds, with over seven unicorn companies across the portfolio. Ms. Solivan has served at Fuel Capital since July 2017.

Ms. Solivan began her career as a software engineer at IBM and subsequently founded TaskRabbit, Inc. (“TaskRabbit”), a pioneering on-demand marketplace company in 2008. As TaskRabbit’s CEO for eight years, Ms. Solivan raised more than $50 million in venture capital and scaled the company into an international business with operations in 44 cities. In 2017, she oversaw TaskRabbit’s successful sale to Inter IKEA Systems B.V.

Additionally, Ms. Solivan has taken an active role in the Young Presidents’ Organization (“YPO”), a worldwide leadership community of chief executives. A member since 2014, she was awarded the Alexander Capello Award, the highest honor in membership, for her work in promoting gender equity. In 2023 she became Chair of the Regional Board, Pacific US; she also serves on a global committee for the YPO International Board. Ms. Solivan has been recognized by the World Economic Forum as a Young Global Leader. She has served as an advisor to children’s apparel brand Monica + Andy since July of 2017 and as a venture advisor to Screendoor Partners since January 2021.

Ms. Solivan has been a frequent speaker at events such as the World Economic Forum in Davos, Switzerland and Tina Brown’s Women in the World Summit. Her achievements have been featured in publications, including the Wall Street Journal, Wired, and Time, and Fast Company named her one of the “100 Most Creative People in Business.” She is a regular contributor to Fast Company and has appeared on MSNBC and Bloomberg — among other broadcasts.

Ms. Solivan earned a B.S. in Mathematics and Computer Science from Sweet Briar College, where she also served on the Board of Directors from July 2015 until August 2018.
INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The following table sets forth information with respect to our executive officers as of the date of this Proxy Statement:

Name	Age	Position(s)
Sandra Y. Campos	57	Chief Executive Officer, President and Director
Christine Chambers	47	Chief Financial Officer, Treasurer and Secretary

A description of the business experience of Ms. Campos is provided above under the section named “Nominees for Directors of PetMed Express, Inc.”

CHRISTINE CHAMBERS, Chief Financial Officer, Treasurer and Secretary
Ms. Chambers has served as the Company’s Chief Financial Officer since August 2022, the Company’s Treasurer since October 2022, and the Company’s Secretary since May 2023. Ms. Chambers served as Senior Vice President, Chief Financial Officer and Treasurer of RealNetworks, Inc. (NASDAQ: RNWK) from March 2021 to July 2022. Prior to that, Ms. Chambers served as Vice President, Finance for Rosetta Stone Inc., from June 2018 to March 2021. Rosetta Stone was previously a publicly held company (NYSE: RST) until taken private in October 2020. From May 2016 to June 2018, Ms. Chambers served as RealNetworks’ Vice President, Finance. Previously, she served as an independent finance consultant, beginning 2015, and as Deputy Director Budget and Planning at the Bill & Melinda Gates Foundation, from 2013 to 2015. From 2005 to 2013, Ms. Chambers held several positions within the finance department of RealNetworks. Ms. Chambers holds a bachelor’s degree in finance from Loughborough University in the UK and an MBA from the University of Washington. Ms. Chambers is an Associate member of the Chartered Global Management Accountants (CGMA).

As previously disclosed, the Company and Ms. Chambers have mutually agreed to the termination of Ms. Chambers’ employment agreement with the Company following a transition period that is expected to end on the fifth business day after the Company files its Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2024.
There are no family relationships between any of the executive officers and directors.
CORPORATE GOVERNANCE

The business and affairs of PetMed Express, Inc. are managed by or under the direction of our Board of Directors which is the Company’s ultimate decision-making body except with respect to those matters reserved to our shareholders. Our Board includes a majority of independent directors. Our Board reaffirms its accountability to shareholders through the shareholder election process. Our Board reviews and ratifies executive officer selection and compensation and monitors overall corporate performance and the integrity of our financial controls. Our Board also oversees our strategic and business planning processes.
Shareholder Communications with the Board
The Company provides an informal process for shareholders to send communications to our Board of Directors or specified individual directors or committees of the Board. Shareholders, who wish to communicate directly with our Board of Directors, or specified individual directors or committees of the Board, may do so in writing addressed to the Board of Directors, individual director or the committee of the Board c/o PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445. Correspondence directed to an individual Board member is referred to that member. Correspondence not directed to a particular Board member or committee of the Board is referred to the Chair of the Corporate Governance and Nominating Committee.
Shareholder Outreach and Engagement
We value regular engagement with and feedback from a wide variety of stakeholders, including customers, employees, suppliers, and communities. We also recognize the value of listening to the views of our shareholders about our business and corporate governance matters, and we consider the relationship with our shareholders as an integral part of our corporate governance practices. We conduct shareholder outreach throughout the year to ensure that management and the Board understands and considers the issues of importance to our shareholders, so we are able to address them appropriately.

During Q1 of fiscal year 2024, our top 25 investors represented 64.3% of the shares outstanding. Of those, we reached out by email and telephone to our top 17 institutional investors representing nearly 47% of shares outstanding, in order to request meetings to discuss any current issues or concerns they may have had. Those shareholders either did not respond to our offer to meet, or responded that they had no specific questions requiring a meeting.

We would also note that at our annual shareholder meeting in August 2023 all of our proposals were approved by a majority of shareholders.

Director Resignation Policy for Uncontested Election of Directors
The Company's Bylaws currently provide for election of directors by a majority voting standard, under which each director nominee in an uncontested election must receive more "FOR" votes cast than "AGAINST" votes cast to be elected. Conversely, a director nominee in an uncontested election who does not receive more "FOR" votes cast than "AGAINST" votes cast would not be elected. Votes withheld, abstentions and broker non-votes will continue to have no effect on the outcome of an election. In the event that an incumbent director does not receive the requisite majority of votes cast in an uncontested election, the Company would follow a certain post-election resignation procedure (described below). In all contested director elections, in which a shareholder has duly nominated (and not withdrawn by a certain date) an individual for election to the Board, a plurality voting standard would apply. Under the post-election resignation procedure, any incumbent director who fails to receive the requisite number of votes for reelection in an uncontested election will be required to promptly tender his or her resignation to the Board. The Corporate Governance and Nominating Committee will then make a recommendation to the Board on whether to accept or reject the resignation, and the Board will make the ultimate decision as to whether to accept or reject the resignation by considering factors it deems relevant, such as the percentage of outstanding shares represented by the votes cast at the meeting, the director nominee's past and expected future contributions to the Company, the overall composition of the Board and committees of the Board, and whether accepting the tendered resignation would cause the Company to fail to meet any applicable rule or regulation (including the listing standards of The NASDAQ Stock Market LLC ("NASDAQ”) and the requirements of the federal securities laws). The Board will act on the resignation within 90 days following certification of the shareholder vote for the meeting and will promptly disclose its decision and rationale in a Current Report on Form 8-K filed with the SEC.

Policy with Regard to the Consideration of Director Candidate Recommendations by our Shareholders
The Corporate Governance and Nominating Committee has a policy pursuant to which it considers director candidates recommended by our shareholders. All director candidates recommended by our shareholders are considered for selection to the Board on the same basis as if such candidates were recommended by one or more of our directors or other sources. To recommend a director candidate for consideration by our Corporate Governance and Nominating Committee, a shareholder must submit the recommendation in writing to our Corporate Secretary not later than one hundred twenty (120) calendar days prior to the anniversary date of our proxy statement distributed to our shareholders in connection with our most recent annual meeting. The director candidate recommendation must provide the following information: (i) the name of the shareholder making the recommendation, (ii) the name of the candidate, (iii) the candidate’s resume or a listing of his or her qualifications to be a director, (iv) the proposed candidate’s written consent to being named as a nominee and to serving as one of our directors if elected, and (v) a description of all relationships, arrangements or understandings, if any, between the proposed candidate and the recommending shareholder and between the proposed candidate and us so that the candidate’s independence may be assessed. The shareholder and or the director candidate also must provide any additional information requested by our Corporate Governance and Nominating Committee to assist the Corporate Governance and Nominating Committee in appropriately evaluating the candidate. In addition, our Bylaws provide that a shareholder, or a group of up to 20 shareholders, owning at least 3% of our outstanding shares continuously for at least three years, may nominate director nominees constituting up to the greater of 2 or 20% of the Company’s Board that would be included in our proxy statement pursuant to our proxy access provisions. Nominating shareholders and nominees must satisfy the requirements set forth in our Bylaws, which can be found at https://www.1800petmeds.com/on/demandware.static/-/Sites-1800petmeds-Library/default/dweda67af6/images/aboutus/SecondAmendedandRestatedBylaws.3-24-2020.Final.pdf.
Corporate Governance and Nominating Committee’s Identification and Evaluation of Nominees for Director
The Corporate Governance and Nominating Committee is responsible for, among other things, identifying and evaluating potential director candidates, for reviewing the composition of the Board and the Board committees, and for making recommendations to the full Board of Directors on these matters. Throughout the year the Corporate Governance and Nominating Committee actively engages in Board succession planning, taking into account the following considerations: (1) input from Board discussions and from the Board and Board committee evaluation process, (2) specific backgrounds, skills, and experiences that would contribute to the overall Board and Board committee effectiveness; and (3) the future needs of the Board and Board committees in light of the Board tenure and the skills and qualifications of directors who are expected to retire in the future.
Potential candidates may come to the attention of the Corporate Governance and Nominating Committee through recommendations made by current directors, shareholders, executives, or executive search firms retained by the Corporate Governance and Nominating Committee or other persons. Working closely with the full Board, and as part of the Board's program for director succession planning and director recruitment, using the Board Attributes Matrix, the Corporate Governance and Nominating Committee will maintain and evaluate, at least annually, the Board composition based on directors' experience, qualifications, competencies, contributions, judgment, diversity, age, skills, ability to devote adequate time and energies to our Board’s duties and application of our general criteria for director nominees set forth in our Corporate Governance Guidelines, in order to allow the Board to focus on identifying and attracting new members that would most benefit the Board at a particular point in time. Based on the recommendations of the Corporate Governance and Nominating Committee, our Board of Directors is responsible for nominating members for election to our Board of Directors. Once a new director is elected by the shareholders or appointed by the Board of Directors, that new director will begin a director onboarding process. A tailored onboarding process enables new directors to learn our business and contribute to our Board immediately.
Corporate Governance Documents
Our Board is committed to sound and effective corporate governance principles and practices and has adopted Corporate Governance Guidelines to provide the framework for the governance of our Board and our Company. The topics addressed in our Corporate Governance Guidelines include director qualifications, director responsibilities, management and director succession, director compensation, independence standards, stock ownership guidelines for non-employee directors and named executive officers, and hedging or pledging activities relating to our securities.  Our Corporate Governance Guidelines are reviewed by the Board at least annually and updated as necessary. Our Corporate Code of Business Conduct and Ethics, which is applicable to all Company directors, officers, and employees, promotes our commitment to high standards for ethical business practices. On a yearly basis, a reminder memo is sent to all Company directors, officers, and employees concerning the necessity for compliance with the provisions of the Code of Business Conduct and Ethics and compliance is tracked and enforced. Our Corporate Code of Business Conduct and Ethics is a written standard designed to deter wrongdoing and to promote: honest and ethical conduct; ethical handling of actual or apparent conflicts of interest; full, fair, accurate, timely, and understandable disclosure in regulatory filings and public statements; compliance with applicable laws, rules, and regulations; protection of the Company’s assets, including corporate opportunities and confidential information; the prompt reporting of violation of the code; and accountability for adherence to the Corporate Code of Business Conduct and Ethics.
Copies of our Corporate Governance Guidelines and Corporate Code of Business Conduct and Ethics are available on our website at www.petmeds.com under the section "Investors” located at the bottom of the website page, and are available without charge, upon written request to the Corporate Secretary at PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445, or by contacting Investor Relations at 1-800-738-6337, or by email at investor@petmeds.com. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our Corporate Code of Business Conduct and Ethics by posting such information on our website at the address specified above.
Meetings

During the fiscal year ended March 31, 2024 (“FY 2024”), there were five regular and five special meetings of our Board of Directors, and the Board took action fourteen times by written consent. Each director nominee, who was a director at that point in time during FY 2024, attended or participated in at least 90% of the aggregate of all FY 2024 meetings of the Board, and at least 84% of the aggregate of all FY 2024 meetings of committees of the Board on which such director served. All of the Company’s directors then serving attended the 2023 annual meeting of shareholders on August 3, 2023. Members of the Board are expected to attend all Board meetings, committee of the Board meetings on which such director serves, and annual meetings of our shareholders. In connection with each of our regularly scheduled Board meetings, our independent directors have the opportunity to meet in executive sessions without our non-independent directors and management. A director who is unable to attend our Annual Meeting is expected to notify the Board in advance of the meeting.
Committees of the Board of Directors

Our Board of Directors maintains an Audit Committee, a Compensation and Human Capital Committee, and a Corporate Governance and Nominating Committee. From time to time, the Board of Directors may also establish ad hoc Board committees and a Board committee may also establish ad hoc subcommittees to address particular matters. All members of the committees are considered independent directors under the rules of NASDAQ and the SEC governing the independence of directors. The following table (1) shows the current members of each committee as of June 24, 2024, (2) the number of committee meetings held during FY 2024, and (3) the primary functions and oversight performed by each committee:

Committee	Primary Functions

Audit Number of Meetings during FY 2024: 5 Members: Gian M. Fulgoni Justin Mennen (1) Diana Garvis Purcel*, Financial Expert (2)
•Oversees the Company’s systems of internal controls regarding finance, accounting, and legal compliance
• Oversees the Company’s auditing, accounting and financial reporting processes generally
• Oversees the Company’s financial statements and other financial information provided by the Company to its shareholders, the public and others
• Oversees the Company’s compliance with legal and regulatory requirements
• Oversees the performance of the Company’s independent auditors
• Oversees the Company’s cybersecurity risks and issues related to cybersecurity
• Reviews and approves, subject to the approval of the Board, all related-party transactions
• Interprets and administers the Code of Business Conduct and Ethics, and oversees management’s monitoring and compliance with the Code of Conduct of Business Conduct and Ethics
• Conducts an annual performance evaluation of the committee and of the independent auditors

Compensation and Human Capital Number of Meetings during FY 2024: 4 Members: Leslie C.G. Campbell* Diana Garvis Purcel Leah A. Solivan (3)
•Establishes, in consultation with senior management, the Company’s general compensation philosophy, and oversees development and implementation of the compensation programs
•Reviews and approves corporate goals and objectives relating to the compensation of the Company’s CEO
•Recommends, subject to Board approval, salaries and other compensation matters for executive officers
•Approves annual incentive plans for the Company’s officers and employees, recommends grants of equity for directors and officers, approves grants of equity for employees, and supervises administration of employee benefit plans
•Oversees, in consultation with management, regulatory compliance with respect to compensation matters
•Reviews and approves any severance or similar termination payment proposed to be made to any Company executive or senior officer Oversees the risks related to our compensation policies and programs
• Oversees and administers the Company’s Executive Compensation Recovery Policy Oversees and monitors compliance with the Company’s stock ownership guidelines applicable to non-employee directors and named executive officers
•Recommends, subject to the approval of the Board of Directors, compensation for directors
•Conducts an annual performance evaluation of the committee

Corporate Governance and Nominating Number of Meetings during FY 2024: 5 Members: Gian M. Fulgoni* Justin Mennen (1) Leah A. Solivan (3)
•Recommends the slate of director nominees for election to Board of Directors
•Identifies and recommends director candidates to fill vacancies occurring between annual shareholders’ meetings
•Considers director candidates recommended by our shareholders
•Makes recommendations to the Board concerning the size, structure and composition of the Board and its committees
•Develops and recommends to the Board of Directors corporate governance principles
•Oversees succession planning for our directors and executive officers
•Leads annual review of performance of Board of Directors
•Oversees the Company’s environmental, social and governance ("ESG”) programs, including climate-related issues
•Conducts an annual performance evaluation of the committee

*Chair

(1)Mr. Mennen was appointed to our Audit and Corporate Governance and Nominating committees effective on June 3, 2024.

(2)The Board has determined that Ms. Purcel qualifies as an audit committee financial expert within the meaning of Item 407(d) (5) of Regulation S-K. In general, an "audit committee financial expert” is an individual member of the audit committee who (a) understands generally accepted accounting principles and financial statements, (b) is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves, (c) has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to the Company’s financial statements, (d) understands internal controls over financial reporting, and (e) understands audit committee functions. An "audit committee financial expert” may qualify as such through: education and experience as a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or, other relevant experience.

(3)Ms. Solivan was appointed to our Compensation and Human Capital and Corporate Governance and Nominating committees effective on June 25, 2024.

Our Board of Directors has adopted a written charter for each Board committee. All charters are available on our website at www.petmeds.com under the section "Investors” located at the bottom of the website page, and copies of each are also available without charge upon written request to the Corporate Secretary, PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445 or by contacting our Investor Relations at 1-800-738-6337, or by email at investor@petmeds.com.
Independent Directors and Meetings of our Independent Directors
Our Board of Directors has determined that each of the following current members of the Board of Directors is independent under the rules of NASDAQ and the SEC governing the independence of directors: Leslie C.G. Campbell, Gian M. Fulgoni, Justin Mennen, Diana Garvis Purcel, and Leah A. Solivan. Our independent directors meet in executive sessions without our non-independent directors or management of our Company present. During FY 2024, our then independent directors held nine executive sessions, and three executive sessions with our independent registered public accounting firm, without our non-independent directors or management of our Company present.
Board Leadership Structure and Board’s Role in Risk Oversight
Our Board of Directors has determined that the separation of the offices of Chair of the Board and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of the offices of the Chair of the Board and Chief Executive Officer will allow the Chief Executive Officer to better focus on the responsibilities of running the Company, enhancing shareholder value and expanding and strengthening our business while allowing the Chair of the Board to lead the Board in its fundamental role of providing advice to, and independent oversight of management. Consistent with this determination, Leslie C. G. Campbell serves as Chair of the Board of Directors, and is considered an independent director, and Sandra Y. Campos serves as our Chief Executive Officer. The Board periodically reviews the leadership structure to determine whether it continues to best serve the Company and its shareholders.
Our Board of Directors, in conjunction with management, has responsibility for the oversight of risk management. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, provides risk oversight. The Board of Directors regularly and continually receives information intended to apprise the Board of the strategic, operational, commercial, financial, legal, and compliance risks the Company faces. While the Board of Directors is ultimately responsible for oversight of the Company’s risk management practices, the Audit, Compensation and Corporate Governance and Nominating committees of the Board of Directors assist the Board in fulfilling its oversight responsibilities in certain areas of risk.

In particular, the Audit Committee focuses on (i) financial risk, including but not limited to internal controls, and the committee receives, reviews, and discusses regular reports from management and external auditors concerning risk assessment, and (ii) oversight over cybersecurity risk, and the committee receives and provides feedback on regular updates from management regarding the overall state of the cybersecurity program, cybersecurity governance processes, roadmap status for initiatives to strengthen internal cybersecurity, information security system reviews, the results of security breach testing, and also discusses recent incidents throughout the industry and the emerging threat landscape. Our Compensation and Human Capital Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation and human capital policies and programs. Our Corporate Governance and Nominating Committee focuses on the management of risks associated with Board organization, membership, structure, succession planning for our directors and executive officers, and corporate governance. See ‘Committees of the Board of Directors’ for a full description of the oversight responsibilities of each committee.
Environmental, Social, and Governance Matters

The Board believes that effective oversight of environmental, social and governance (“ESG”) matters is core to driving shareholder value, managing strong risk oversight, attracting, and retaining employees, and contributing to the communities we serve.

Our approach to sustainability starts with our mission as a company – to be the most trusted pet health expert. In today’s quickly evolving world and business landscape, we believe we must define “health” holistically, addressing critical issues facing people and the planet that materially impact our ability to deliver on our mission. We frame these issues as:

We are working to quantify our packaging and identify opportunities to reduce and optimize our packaging systems. Our shipping containers are all recyclable.

Healthy pets & people: We view pet health as intrinsically tied to the health of people – starting with pet families and extending to the veterinary community, as well as those who work within our business and our suppliers. We feel a great sense of purpose in serving pet families and recognize that fulfilling our mission touches a broad community of people. We see compelling opportunities to positively impact their lives.

In October 2023, wildfires ravaged Lahaina, Maui, resulting in one of the deadliest disasters in our nation's history. The fires claimed at least a number of lives, destroyed approximately several thousand buildings, and left many people and pets homeless. The Maui Humane Society was overwhelmed with hundreds of animals that were burned, lost, and in urgent need of care. In response to this crisis, PetMeds promptly shipped essential pet supplies and a donation to the Maui Humane Society. Additionally, PetMeds leveraged social media to rally their followers to join in supporting this critical effort.

PetMeds Cares is our non-profit arm, which supports pet rescue and adoption through annual product and medication donations to a range of U.S. rescue groups.

We have also recently launched our Veterinary Advisory Board (“VAB”), which has a goal of helping ensure that our initiatives result in improved patient care. The VAB's extensive expertise will be leveraged across the organization from product to marketing and it will play a crucial role in advising the company on regulatory updates. Additionally, the VAB will support the development of customer-facing educational content about the vital role that veterinarians play in protecting family health. And most importantly, the VAB will be instrumental as we improve our veterinary-facing portal through reducing friction, applying historical data and increasing usage to increase internal speed of transactions.

We know that people are the key to our success. We are committed to hiring top talent, creating a diverse and inclusive company culture, providing meaningful career development and competitive compensation, offering health and wellness programs for our employees and providing other resources, all of which enhance our workplace environment. In May 2024, the Board renamed the Compensation Committee to "Compensation and Human Capital Committee" to reflect the Committee's evolving role in human capital management and its expanded oversight of the Company’s diversity and inclusion programs. The Company currently employs 266 people, of which approximately 57% are racially or ethnically diverse and approximately 69% are female.

Healthy process: We believe that the work of sustainability starts with us and how we approach, assess, and monitor our business practices.

We are governed and held accountable for our sustainability and ESG efforts by our Board of Directors as well as our Chief Executive Officer and leadership team. Our Board oversees ESG and sustainability through its Corporate Governance and Nominating Committee, which reviews and provides guidance on our strategy, progress, initiatives, and priorities.

We strive to be aligned with the desires of our employees, shareholders, and the communities we serve. We will continue to make strides to reduce our impact on the environment while continuing to create positive economic and investor value over the long term. We understand that social responsibility and good governance are important to our customers, employees, suppliers, and shareholders. Accordingly, active shareholder engagement and dialogue is also an integral part of our sustainability commitment as we work to develop a more comprehensive sustainability strategy.

Privacy and Cybersecurity (Governance Practices)

We have an enterprise-wide information security program designed to assess, identify, and manage the Company’s information security risks and identify, evaluate, respond to and resolve information security incidents. To protect our information systems from information security incidents, we use various processes and tools to identify, prevent, detect, escalate, investigate, resolve and recover from identified vulnerabilities and threats. These include, but are not limited to, reporting, monitoring and detection tools that are widely used in the industry, and internal solutions. We have an enterprise-wide Incident Response Policy and Incident Response Procedure, which is regularly reviewed and updated, that outlines the various points and detailed processes and procedures to be followed when a suspected incident is identified.

The Company’s Board of Directors, as a whole, has oversight responsibility for our strategic and operational risks. The Audit Committee of the Board is responsible for board-level oversight of cybersecurity risk, and the Audit Committee regularly reports risks and compliance actions to the Board. As part of its’ oversight role, the Audit Committee receives reports about the Company’s strategy, programs, incidents and threats, and other developments and action items. These action items include receiving updates on the status of remediation efforts for any non-compliance or risk items related to cybersecurity regularly throughout the year, including through periodic updates from management.
REPORT OF THE AUDIT COMMITTEE
The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, ("Securities Act”) or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

The Audit Committee is comprised solely of independent directors, and it operates under a written charter adopted by the Company’s Board of Directors, which is available on our website at investors.petmeds.com/governance/governance-documents. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, which was last amended effective July 28, 2022, are in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis and works with the Board of Directors to amend it as appropriate to reflect the evolving role of the Audit Committee.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in the oversight of its financial reporting, internal control, and audit functions. Management is responsible for the preparation, presentation, and integrity of its consolidated financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. RSM US LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements in accordance with auditing standards and accounting principles generally accepted in the United States (“GAAP”). The independent auditor is also responsible for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.
The Audit Committee members are not practicing professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves in a board-level oversight role, in which it provides advice, counsel, and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Audit Committee’s members in business, financial, and accounting matters. The Audit Committee meets regularly in executive sessions separately with members of the independent registered public accounting firm, the Company’s Chief Financial Officer and the Company’s internal audit services’ provider.
Among other matters, the Audit Committee monitors and oversees the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, registered public accounting firm independence and qualification matters, and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the independent registered public accounting firm.
The Audit Committee also reviews the results of the audit work with regard to the adequacy and appropriateness of financial, accounting, and internal controls. Management and independent registered public accounting firm presentations to, and discussions with, the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent registered public accounting firm. In addition, the Audit Committee generally oversees internal control processes and compliance programs. The Company’s internal audit services’ provider is actively involved in examining and evaluating internal controls and the effectiveness of the Company’s financial, operational and information systems activities and reports functionally to the Chair of the Audit Committee and administratively to the Chief Financial Officer.

The Audit Committee has reviewed and discussed the Company’s consolidated financial statements and related footnotes for the fiscal year ended March 31, 2024, and the independent auditor’s report on those financial statements, with management and the independent registered public accounting firm. Management represented to the Audit Committee that its consolidated financial statements were prepared in accordance with GAAP, and the independent registered public accounting firm represented that its presentations included the matters required to be discussed with the independent registered public accounting firm by Auditing Standards No. 1301, "Communication with Audit Committees” issued by the Public Company Accounting Oversight Board.
RSM US LLP, the independent registered public accounting firm, also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees,” and the Audit Committee discussed with RSM US LLP the firm’s independence. Following the Audit Committee’s discussions with management and RSM US LLP, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the FY 2024 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024, which was filed with the SEC on June 14, 2024.

Audit Committee of the Board of Directors

DIANA GARVIS PURCEL, Chair
GIAN M. FULGONI
JUSTIN MENNEN

PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table sets forth the fees billed to us by RSM US LLP as of and for the fiscal years ended March 31, 2024 and March 31, 2023:

		For the Year Ended March 31,

		2024	2023
Audit fees	(1)	$700,140	$423,766
Audit-related fees	(2)	178,200	—
Tax fees	(3)	50,000	39,880
All other fees

Total fees		$928,340	$463,646

(1)    Audit fees billed by RSM US LLP are related to the audit of our annual consolidated financial statements and of our assessment on internal control over financial reporting for the fiscal years ended March 31, 2024 and March 31, 2023. Audit fees also included the review of our Annual Report on Form 10-K for the years ended March 31, 2024 and March 31, 2023, the review of our Annual Report on Form 10-K/A for the year ended March 31, 2023, the review of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q for the periods ended June 30, September 30, and December 31, 2023 and 2022, and the review of our Quarterly Report on Form 10-Q/A for the quarterly periods ended June 30 and September 30, 2023.
(2)    Audit fees billed by RSM US LLP are related to the 10K/A and S-8 filing.

(3) Tax fees relate to fees associated with tax compliance and services relating to tax returns including review and filing.
Pre-Approval Policy for Services Provided by the Independent Registered Public Accounting Firm

The Audit Committee maintains a pre-approval policy under which the Audit Committee approves in advance all audit and permissible non-audit services to be performed each year by our independent registered public accounting firm and, in connection therewith, all fees and other terms of engagement. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. As part of its pre-approval policy, our Audit Committee considers whether the provision of any proposed non-audit services is compatible with the SEC rules on auditor independence of RSM US LLP and has concluded that the provision of such services is compatible with maintaining the independence of our registered public accounting firm. In accordance with the pre-approval policy for services of independent registered public accounting firm, our Audit Committee has pre-approved all services provided by our independent registered public accounting firm, and the fees paid for such services.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding beneficial ownership of our common stock as of the Record Date (June 12, 2024), by (1) each person known by us to own beneficially or exercise voting or dispositive control over 5% or more of our outstanding common stock, (2) each of our directors and director nominees, (3) each Named Executive Officer listed in the table entitled Fiscal 2024 Summary Compensation Table, and (4) all of our current executive officers and directors as a group. In general, "beneficial ownership” includes those shares a person or entity has voting power and investment power with respect to the shares, and restricted stock units held that will vest within 60 days after June 12, 2024. Applicable percentage ownership is based on 20,606,692 shares of common stock outstanding at June 12, 2024. Except as otherwise indicated by the footnotes below, we believe that the beneficial owners of the common stock named in the following table, based on information furnished by these owners, have sole investment, dispositive, and voting power with respect to the shares indicated as beneficially owned, subject to community property laws where applicable. Unless otherwise indicated below, the address for each person is 420 South Congress Avenue, Delray Beach, FL 33445.

Name of Beneficial Owner Named Executive Officers and Directors	Aggregate Number of Shares Beneficially Owned		Percent of Shares Outstanding

Gian M. Fulgoni	112,000	(1)	*
Leslie C.G. Campbell	42,500	(2)	*
Diana Garvis Purcel	11,875	(3)	*
Sandra Y. Campos	4,123	(4)	*
Justin Mennen	—	(5)	*
Christine Chambers	58,257	(6)	*
Mathew N. Hulett	90,000	(7)	*
All executive officers and directors as a group (six persons)	228,755	(8)	1.1%

Other 5% Shareholders

BlackRock, Inc.	1,779,658	(9)	8.4%
The Vanguard Group	1,177,259	(10)	5.57%
Renaissance Technologies LLC	1,344,284	(11)	6.36%

*Less than 1% of the issued and outstanding shares.

(1)Dr. Fulgoni’s holdings include (i) 2,500 restricted shares under the 2015 Director Plan which are subject to forfeiture before July 30, 2024, and 5,000 restricted shares under the 2015 Director Plan, which are subject to forfeiture in one-half increments before July 28, 2024, and 2025, in the event of cessation of service as a director, and (ii) 102,010 shares held of record by The Gian Fulgoni Living Trust dated March 14, 2013, Gian Fulgoni sole trustee. Mr. Fulgoni’s holdings also include 2,500 shares issuable upon vesting of restricted stock units under the 2015 Director Plan on August 3, 2024, and do not include 5,000 restricted stock units under the 2015 Director Plan, which are scheduled to vest in one-half increments on August 3, 2025 and 2026, all restricted stock units subject to continued service as a director through the restricted periods.

(2)Ms. Campbell’s holdings include 2,500 restricted shares under the 2015 Director Plan, which are subject to forfeiture before July 30, 2024, 834 restricted shares under the 2015 Director Plan, which are subject to forfeiture before January 11, 2025, and 5,000 restricted shares under the 2015 Director Plan, which are subject to forfeiture in one-half increments before July 28, 2024, and 2025, in the event of cessation of service as a director. Ms. Campbell’s holdings also include 2,500 shares issuable upon vesting of restricted stock units under the 2015 Director Plan on August 3, 2024, and do not include 5,000 restricted stock units under the 2015 Director Plan, which are scheduled to vest in one-half increments on August 3, 2025 and 2026, all restricted stock units subject to continued service as a director through the restricted periods.

(3)Ms. Purcel’s holdings include 625 restricted shares under the 2015 Director Plan, which are subject to forfeiture before April 4, 2025, and 5,000 restricted shares under the 2015 Director Plan, which are subject to forfeiture in one-half increments before July 28, 2024, and 2025, in the event of cessation of service as a director. Ms. Purcel’s holdings also include 2,500 shares issuable upon vesting of restricted stock units under the 2015 Director Plan on August 3, 2024, and do not include 5,000 restricted stock units under the 2015 Director Plan, which are scheduled to vest in one-half increments on August 3, 2025 and 2026, all restricted stock units subject to continued service as a director through the restricted periods.

(4)Ms. Campos’ holdings include 1,082 restricted shares under the 2015 Director Plan, which are subject to forfeiture in one-half increments before May 17, 2025 and 2026, in the event of cessation of service as a director. Ms. Campos’ holdings (i) do not include 483,092 restricted stock units under the 2022 Employee Plan, which are schedule to vest in one-third increments on April 29, 2025, 2026 and 2027, (ii) include 2,500 shares issuable upon vesting of restricted stock units under the 2015 Director Plan on August 3, 2024, and (iii) do not include 5,000 restricted stock units under the 2015 Director Plan, which are scheduled to vest in one-half increments on August 3, 2025 and 2026, all restricted stock units subject to continued service as a director through the restricted periods.

(5)Mr. Mennen’s holdings do not include 1,373 restricted stock units under the 2015 Director Plan, which are scheduled to vest on June 3, 2025, subject to continued service as a director through the restricted period.

(6)Ms. Chambers' holdings include (i) 8,667 restricted shares under the 2016 Employee Plan, which are subject to forfeiture prior to the Termination Date (as defined in the Transition and Separation Agreement with Ms. Chambers) in the event of termination of employment, (ii) 3,916 shares issuable upon vesting of restricted stock units under the 2022 Employee Plan scheduled to vest on June 15, 2024, (iii) 14,970 shares issuable upon vesting of restricted stock units under the 2022 Employee Plan scheduled to vest on June 30, 2024, and (iv) 22,455 shares issuable upon vesting of restricted stock units under the 2022 Employee Plan scheduled to vest on the Termination Date, all restricted stock units subject to continued employment with the Company through the applicable restricted period.

(7) As of May 10, 2024, his last day of employment with the Company.
(8)Incorporates (1) through (6), and excludes Mr. Hulett, our former chief executive officer.
(9)As of December 31, 2023, based on information provided in a Schedule 13G/A filed January 25, 2024. BlackRock, Inc. has sole voting power with respect to 1,750,243 of the reported shares, shared voting power with respect to none of the reported shares, sole dispositive power with respect to 1,779,658 of the reported shares, and shared dispositive power with respect to none of the reported shares. BlackRock, Inc. listed its address as 50 Hudson Yards, New York, NY 10001.
(10) As of December 29, 2023, based on information provided in a Schedule 13G/A filed February 13, 2024. The Vanguard Group has sole voting power with respect to none of the reported shares, shared voting power with respect to 9,318 of the reported shares, sole dispositive power with respect to 1,159,821 of the reported shares, and shared dispositive power with respect to 17,438 of the reported shares. The Vanguard Group listed its address as 100 Vanguard Blvd., Malvern, PA 19355.
(11) As of August 23, 2023 (reported as Date of Event Which Requires Filing of this Statement), based on information provided in a Schedule 13G filed February 13, 2024. Renaissance Technologies LLC has sole voting power with respect to 1,344,284 of the reported shares, shared voting power with respect to none of the reported shares, sole dispositive power with respect to 1,344,284 of the reported shares, and shared dispositive power with respect to none of the reported shares. Renaissance Technologies LLC listed its address as 800 Third Avenue, New York, NY 10022.

Delinquent Section 16(a) Reports

Under U.S. securities laws, directors, certain officers and persons holding more than 10% of our common stock must report their initial ownership of our common stock and any changes in their ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this Proxy Statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and officers, we believe that all reporting requirements for FY 2024 were complied with by each person who at any time during FY 2024 was a director or an officer or held more than 10% of our common stock, except for the following: Mark Moseley filed a late Form 4 on May 23, 2023 to report a restricted stock award that was granted to him on May 17, 2023; Dan Pingree filed a late Form 4 on May 24, 2023 to report a restricted stock award that was granted to him on May 17, 2023, and; Jacqueline Smith filed a late Form 4 on August 16, 2023 to report a restricted stock award that was granted to her on July 28, 2022. The late filings were due to administrative oversight by the Company that was not the fault of the reporting person.
REPORT OF THE COMPENSATION AND HUMAN CAPITAL COMMITTEE
The following Report of the Compensation and Human Capital Committee of our Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filings by us under the Securities Act, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.
The primary purposes of our Compensation and Human Capital Committee of our Board of Directors, a committee which is comprised solely of independent directors, are to oversee the administration of the Company's compensation programs on behalf of our Board of Directors, to review the compensation of executive officers and directors, to prepare any report on executive compensation required by the rules and regulations of the SEC, and generally to provide assistance to the Board of Directors on compensation matters. The Compensation and Human Capital Committee reviewed and discussed the Compensation Discussion and Analysis with management and, based on that review and discussion, the Compensation and Human Capital Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement to be filed with the SEC in connection with our Annual Meeting.

Compensation and Human Capital Committee of the Board of Directors

LESLIE C.G. CAMPBELL, Chair
DIANA GARVIS PURCEL

COMPENSATION DISCUSSION AND ANALYSIS
Overview
The Compensation and Human Capital Committee of our Board of Directors, composed entirely of independent directors, administers our executive compensation program. The role of the Compensation and Human Capital Committee is to oversee the administration of the Company's compensation and benefit plans and policies, to review the compensation of the executive officer(s) and directors, to administer our equity plans, to prepare any report on executive compensation required by the rules and regulations of the SEC, and generally to provide assistance to the Board of Directors on compensation matters.
The following discussion and analysis of compensation arrangements of our named executive officers should be read together with the compensation tables and related disclosures set forth elsewhere in this Proxy Statement. Our named executive officers for the FY 2024 determined in accordance with SEC’s disclosure rules were Mathew N. Hulett, our former Chief Executive Officer and President ("CEO”) and Christine Chambers, our Chief Financial Officer, Treasurer and Secretary ("CFO”). We did not have any other executive officers during FY 2024.
As previously disclosed, after the end of FY 2024, we entered into a Transition and Separation Agreement with Mr. Hulett pursuant to which he resigned effective April 29, 2024 and we appointed Ms. Campos as our new Chief Executive Officer and President on the same date. In addition, we and Ms. Chambers have mutually agreed to terminate Ms. Chambers’ employment with the Company following a transition period that is expected to end on the fifth business day after the Company files its Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2024. See “Employment Agreements and Other Agreements with Sandra Campos, Chief Executive Officer, President, and Director and the Fiscal Year 2024 Named Executive Officers” for a discussion of these arrangements.

This discussion contains forward-looking statements that are based on our current plans and expectations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.
Compensation Philosophy
The objective of our compensation programs, as it has been in prior years, is to attract, reward and retain top talent. Our compensation plans are designed to motivate and reward employees for achievement of positive corporate results and also to promote and enforce accountability. In determining the compensation arrangement of our executives, we are guided by the following key principles:
•Attract and Retain Top Talent.  Our compensation arrangements should be sufficient to allow us to attract, retain, and motivate executives with the necessary skills and talent to successfully manage our business. In order to attract, retain, and motivate such executives, we seek to compensate our executives at levels that are consistent with or more attractive than other available opportunities in the respective executive’s marketplace.
•Promote Corporate Performance Accountability.  So that executive compensation is aligned with our business objectives and corporate performance, compensation is tied, in part, to financial performance of our business so that executives are held accountable through their compensation for contributions to our performance as a whole through the performance of the tasks for which they are responsible.
•Promote Individual Performance Accountability.  So that executive officers who contribute to our operating and financial performance are rewarded and motivated, compensation is tied, in part, to the individual executive’s performance to encourage and reflect individual contributions to corporate performance. Individual performance, as well as performance of the Company, and responsibility areas that an individual oversees, are factors in assessing a particular individual’s performance.

•Align Shareholder Interests.  Compensation is tied, in part, to our financial performance through the grant of long-term incentives under our equity plans, which help to align our executives’ interests with those of our shareholders.
Compensation Consultant: The Compensation and Human Capital Committee has authority to retain and terminate a compensation consultant to assist in the evaluation of our CEO or senior executive compensation. During fiscal 2024, the Compensation and Human Capital Committee consulted with Meridian Compensation Partners, LLC, a nationally recognized third-party compensation consulting firm regarding compensation practices and programs, as well as overall industry compensation trends and dynamics, and executive pay for our CEO, and other executives, as well as compensation for non-executive independent directors.. The Compensation and Human Capital Committee has assessed the independence of the compensation consulting firm considering the factors set forth in applicable SEC rules and the Listing Rules of the NASDAQ Stock Market, LLC and has concluded no conflicts of interest were raised by the work performed by the compensation consultant.
The Compensation and Human Capital Committee believes that our compensation programs should include short-term and long-term components, including cash and equity-based compensation, and should reward performance as measured against established goals. The Compensation and Human Capital Committee considers the total current and potential long-term compensation of each of our executive officers in establishing each element of compensation. The Compensation and Human Capital Committee reviews and recommends to the full Board of Directors the total compensation to be paid to our CEO, each year. The Compensation and Human Capital Committee reviews and recommends to the full Board of Directors on an annual basis the long-term incentives to be awarded to other executive officers and key employees. As part of this process, the Compensation and Human Capital Committee reviews benchmarking of the aggregate level of executive compensation, as well as the mix of elements used to compensate the executive officers. In addition, the Compensation and Human Capital Committee has historically taken into account publicly available data relating to the compensation practices and policies of other companies within and outside our industry.
While benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of our business and objectives that may be unique to us, the Compensation and Human Capital Committee generally believes that gathering this information is an important part of our compensation-related decision-making process. At the request of the Compensation and Human Capital Committee, a compensation benchmarking analysis had been conducted to assist in the determination of appropriate executive compensation for fiscal years including 2022, 2023 and 2024. The information gathered about the peer companies was as follows: industry, market capitalization, annual revenue, and annual earnings per share. The specific mix of elements of compensation that were benchmarked included: annual salary, bonuses, and stock-based compensation (which included both stock options, restricted stock and restricted stock units). Averages of each of the above categories were calculated. Our Company’s data was then compared to the averages of the comparable companies’ data.

The peer group for FY 2024 included the following twelve (12) companies:

1-800-Flowers	Blue Apron	e.l.f. Beauty
Stitchfix	imedia Brands	LifeVantage
Medifast	Nature’s Sunshine Products	Natural Health Trends
PetIQ	The RealReal	Mannatech

The criteria used to determine the peer group included: U.S. based and traded on major exchanges, internet and direct marketing, revenue ranging between $50 million and $1.25 billion (a wide revenue range, given the Company’s unique niche business), and other specific business model similarities.
The CEO evaluates the performance of the other executive officer and key employees on an annual basis and makes recommendations to the Compensation and Human Capital Committee with respect to equity award grants pursuant to the Company’s equity plans.

Application of our Philosophy
Our executive compensation program aims to encourage our management team to continually pursue our strategic opportunities while effectively managing the risks and challenges inherent to our business. In FY 2024 we maintained an executive compensation program which included a short-term component (annual cash compensation), specifically, base salary and bonus opportunity, and a long-term component, specifically, restricted stock or restricted stock units.
We believe that these components are appropriate to provide incentives to our senior management and reward them for achieving the following goals:
•develop a culture that embodies a passion for our Company, creative contribution, and a drive to achieve established goals and objectives;
•provide leadership to our Company in such a way as to maximize the results of our business operations;
•lead us by demonstrating forward thinking in the operation, development, and expansion of our Company;
•effectively manage organizational resources to derive the greatest value possible from each dollar invested; and
•take strategic advantage of the market opportunity to expand and grow our business.
Our executive compensation structure aims not only to compensate top talent at levels that our Board of Directors believes are consistent with or more attractive than other opportunities in an executive’s marketplace, but also to be fair relative to compensation paid to other professionals within our organization, relative to our short- and long-term performance results and relative to the value we deliver to our shareholders. We seek to maintain a performance-oriented culture with a compensation approach that rewards our executive officers when we achieve our goals and objectives, while putting at risk an appropriate portion of their compensation against the possibility that our goals and objectives may not be achieved. Overall, our approach is designed to relate the compensation of our executive officers to: the achievement of short- and long-term goals and objectives; their willingness to challenge and improve existing policies and structures; and their capability to take advantage of unique opportunities and overcome difficult challenges within our business.
Components of our Executive Compensation Program
Annual Cash Compensation - Base Salary
The purpose of base salary is to create a secure base of cash compensation for executives that is competitive with the market. Executives’ salary levels and any increases are based upon a number of considerations, including the individual’s tenure in the role, peer group data, the individual’s current and sustained performance results and the methods utilized to achieve such results, and non-financial performance indicators to include strategic developments for which an executive has responsibility and managerial performance. The Compensation and Human Capital Committee exercises discretion in making salary decisions taking into account, among other things, each executive’s performance goals and the Company’s overall performance.
Annual Incentive Plan (commencing with FY 2024)
In the first quarter of FY 2024, upon the recommendation of the Compensation and Human Capital Committee, our Board of Directors adopted an Annual Incentive Plan, or AIP, that was designed to reward our then-serving CEO and CFO with a cash bonus for meeting or exceeding financial and other performance goals during a fiscal year (beginning with FY 2024). Under the AIP, we established a target bonus opportunity for both of our CEO and CFO for FY 2024 that was equal to the percentage of the executive’s base salary that he or she would receive as a cash bonus if the AIP performance goals were achieved at target. However, the actual bonus received could have been higher or lower depending on the Company’s level of achievement of the AIP financial performance goals. For FY 2024, our Board of Directors, upon the recommendation of the Compensation and

Human Capital Committee, established a bonus target opportunity of 100% of base salary for our CEO and 50% of base salary for our CFO, with payout amounts being weighted 40% on achievement of a pre-established revenue target and 60% on achievement of a pre-established adjusted EBITDA target. The lowest threshold bonus amount for our CEO and CFO was 50% of the target bonus (i.e., any achievement of payout metrics below that required to generate a 50% bonus payout yielded 0% bonus payout) , and the maximum bonus amount was 200% of target for our CEO and 150% of target for our CFO. The Board and the Compensation and Human Capital Committee based these potential AIP amounts on peer company data, prior performance by the executive, tenure and role of the executive, and in arriving at these target bonus opportunity percentages, the Board drew upon the individual knowledge and experience of the Board and committee members with respect to executive pay decisions, and advise from our external compensation advisor.

The performance goals and actual achievement for fiscal year 2024 under the AIP were as follows:

Performance Measure (in thousands $)	Fiscal Year 2024 Goal	Fiscal Year 2024 Achievement	Weighting	% of Target Bonus Earned
Revenue	315,900	281,064	40%	0%
Adjusted EBITDA	17,688	8,245	60%	0%

Long-Term Incentive Compensation
Long-Term Incentives. Since 2006, our long-term incentives have been in the form of restricted stock issuances. Commencing in fiscal year 2022, our long-term incentives have also included restricted performance stock issuances, and commencing in FY 2024, our long-term incentives also included restricted stock units and performance stock units.
Our Board of Directors and shareholders previously adopted and approved the 2016 Employee Equity Compensation Restricted Stock Plan, effective July 29, 2016 ("2016 Employee Plan”), under which shares of restricted stock were issued through April 2023. The 2016 Employee Plan was succeeded by a 2022 Employee Equity Compensation Restricted Stock Plan adopted by the Board of Directors and shareholders effective July 28, 2022, allowing awards of restricted stock to be made until July 28, 2032. Our Board of Directors and shareholders also adopted and approved a 2015 Outside Director Equity Compensation Restricted Stock Plan, effective July 24, 2015, which allows awards of restricted stock to be made to non-employee directors until July 24, 2025. In the first quarter of FY 2024, our Board of Directors amended and restated the 2022 Employee Plan to authorize the grant of restricted stock units and performance stock units thereunder and renamed the plan as the “2022 Employee Equity Compensation Plan”, and the Board of Directors also amended and restated the 2015 Director Plan to authorize the grant of restricted stock units thereunder and renamed the plan as the “2015 Outside Director Equity Compensation Plan.” See "Equity Compensation Plan Information” on page 16 for a detailed description of these equity compensation plans.
The purpose of the 2016 Employee Plan was, and the purpose of the 2022 Employee Plan is, to promote the interests of the Company by securing and retaining employees of outstanding ability and to provide additional motivation to such employees to exert their best efforts on behalf of the Company. The Company expects that it will benefit from the added commitment that such employees will have to the welfare of the Company as a result of their ownership or increased ownership of the Company's common stock. All full-time employees were eligible to receive awards under the 2022 Employee Plan. We have historically granted restricted stock to certain full-time employees, primarily management, commencing after their one-year anniversary of hire. However, commencing in fiscal year 2023, we began the issuance of restricted stock grants on the hire date of certain employees to attract the best candidates to the Company. Beginning in FY 2024, we commenced the issuance of restricted stock units and performance stock units under the 2022 Employee Plan.
The purpose of the 2015 Director Plan is to promote the interests of the Company by attracting, retaining, and compensating highly qualified individuals who are not employees or affiliates of the Company or any of its subsidiaries, to serve as members of the Company’s Board of Directors, and to enable them to establish their meaningful ownership of the Company’s common stock, thereby increasing their proprietary interest in the Company and their alignment with the interests of the Company’s shareholders.

As disclosed above under “Item 3 – Approval of the PetMed Express, inc. 2024 Omnibus Incentive Plan,” we are seeking shareholder approval of the 2024 Plan, which, if approved, will replace the 2022 Employee Plan and the 2015 Director Plan.

Fiscal Year 2024 Long-Term Incentives. For FY 2024, the Compensation and Human Capital Committee did not grant any additional equity-based awards to Mr. Hulett. The Compensation and Human Capital Committee recommended to grant Ms. Chambers 11,750 restricted stock units vesting ratably over three years, and 8,000 performance stock units that would be earned if predetermined levels of the Company's total shareholder return relative to the S&P 600 Specialty Retail Index were achieved over a three-year performance period ending on March 31, 2026. The Compensation and Human Capital Committee determined these amounts and terms based on review of peer group data, performance factors, the tenure and role of Ms. Chambers, and the individual experience and knowledge of the members of the committee with respect to executive compensation matters.

On May 31, 2024, subsequent to the end of FY 2024, we entered into a Transition and Separation Agreement with Ms. Chambers pursuant to which we and Ms. Chambers mutually agreed to terminate her employment following a transition period. Under the terms of the agreement, Ms. Chambers will continue to serve as our Chief Financial Officer, Secretary, and Treasurer on a full-time basis for a transition period that will end on the fifth business day after we file our Quarterly Report on Form 10-Q for our fiscal quarter ending June 30, 2024, or, if earlier, upon the fifteenth day after written notice by us of the earlier termination of the transition period. The agreement provides that, during the transition period, Ms. Chambers will continue to receive her current base salary and benefits, and upon the completion of the transition period and contingent on Ms. Chambers’ complying with the terms of the agreement, we will accelerate the vesting of all unvested restricted shares and restricted stock units that were originally scheduled to vest on or before August 3, 2025. Under the agreement, 3,917 of the restricted stock units and the 8,000 performance stock units granted to Ms. Chambers in fiscal year 2024 were deemed forfeited on May 31, 2024.

Perquisites and Other Compensation Benefits

Consistent with our compensation philosophy, we intend to continue to maintain benefits for our executive officers, which are also generally available to employees, including life and health (medical, dental, and vision) insurance, medical and dependent care flexible spending accounts, paid time off, and 401(k) matching contributions. In general, we do not view perquisites as a significant component of our executive compensation structure; however, the Compensation and Human Capital Committee in its discretion may revise, amend, or add to officers’ executive benefits.

During FY 2024, we provided no executive-only perquisites or other personal benefits to our Named Executive Officers other than paying the employee responsible portion of health insurance for Mr. Hulett.
Stock Ownership Guidelines
In order to encourage ownership by our named executive officers and non-employee directors to have an equity interest as owners of the Company, our Board of Directors has adopted minimum stock ownership guidelines for our named executive officers and non-employee members of our Board of Directors (collectively, "Covered Persons”). These stock ownership guidelines are intended to align the financial interests of the Covered Persons with our shareholders by requiring them to acquire and maintain a meaningful ownership interest in our common stock at levels sufficient to assure our shareholders of their commitment to long-term value creation. Under our stock ownership guidelines, Covered Persons are required to acquire and hold shares of our common stock with a value at least equal to the following multiple of their annual base salary or Board cash retainer, as applicable, as follows:

•CEO - five times annual base salary;
•other named executive officers - two times annual base salary; and
•non-employee members of Board of Directors - five times annual Board cash retainer.

Covered Persons have five years from the effective date of the stock ownership guidelines or, if later, from commencement of service as a Covered Person to achieve compliance with the applicable guideline. Thereafter, compliance is assessed annually on March 31st of each year. Once the ownership requirement is met, the ownership guideline will automatically be converted from a multiple of base salary or Board cash retainer, as applicable, to the total number of shares required for that individual to meet the ownership guideline, and the Covered Person must continue to hold at least that number of shares until leaving his or her position with the Company. The value of shares and share equivalents is determined using the 30-day average closing trading price of our common stock prior to the applicable measurement date. Until the Covered Person satisfies the ownership requirement, he or she is required to hold at least 100% of the net shares received upon the exercise, vesting or settlement of any equity award received from the Company. The Board of Directors may waive or change the holding requirements in the case of extraordinary circumstances to be determined by the Board of Directors in its sole discretion. From time to time the Board of Directors will consider and may reset the level of common stock ownership that it considers appropriate for the guideline.
As of March 31, 2024 and as of the Record Date, all of our named executive officers and non-employee directors either met the applicable ownership threshold or were within the permitted time period to attain the required ownership.

Executive Compensation Recovery Policy (Clawback)

Accountability is a fundamental value of the Company. To reinforce this value through our executive compensation program, our executive officers and members of our senior leadership team (“Covered Officer(s)”) are subject to a strong ‘no fault’ Executive Compensation Recovery Policy (“Clawback Policy”). In accordance with the terms of our Clawback Policy, our Compensation and Human Capital Committee, which committee oversees and administers the Clawback Policy, will seek to recover certain excess incentive based compensation in the event of an accounting Restatement, as defined under and pursuant to the recently approved incentive-based compensation recovery provisions of Section 10D of the Exchange Act and the Nasdaq listing rules. Our Compensation and Human Capital Committee may also seek recovery of any incentive compensation awarded during a period where a Covered Officer (i) committed a significant legal or compliance violation, irrespective of whether such violation occurred in connection with a restatement (“Misconduct”) or (ii) was aware of or willfully blind to Misconduct that occurred in an area over which the Covered Officer had supervisory authority. This summary of the Clawback Policy does not purport to be complete and is qualified in its entirety by reference to such policy, which has been filed as Exhibit 97 to our 2024 Annual Report on Form 10-K.

Insider Trading Arrangements and Policies

We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted our Policy Regarding Insider Trading governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, employees and consultants that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of our Policy Regarding Insider Trading, including any amendments thereto, was filed as Exhibit 19.1 to our 2024 Annual Report on Form 10-K.

Anti-Hedging and Anti-Pledging Policies
The Board believes that it is important to align the interests of the Company’s directors and executive officers with those of the Company’s shareholders and considers it inappropriate for directors and executive officers of the Company to engage in speculative transactions in the Company’s securities. Our Policy Regarding Insider Trading prohibits our directors, officers, and employees from entering into any transaction designed to hedge or having the effect of hedging (including derivative transactions) the economic risk of owning the Company’s securities. Examples of transactions that fall within this prohibition include trading in options, puts, calls and other similar instruments related to Company securities. In addition, directors, officers, and employees of the Company are prohibited from engaging in short sales (i.e., selling securities the directors, officers and employees of the Company do not own) of Company securities. Regardless of any other provision of this Company policy, the prohibitions set forth therein are not eligible for the granting of an exception.
Securities held in a margin account as collateral for a margin loan may be sold by the broker without the customer’s consent if the customer fails to meet a margin call. Similarly, securities pledged as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. Because a margin sale or foreclosure sale may occur at a time when the pledgor is aware of material nonpublic information or otherwise not permitted to trade in the Company’s securities, directors, officers, and employees of the Company are prohibited from holding the Company’s securities in a margin account or otherwise pledging the Company’s securities as collateral for a loan.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

During FY 2024, we did not grant stock options or similar awards having option-like features (“similar awards”) as part of our equity compensation programs. If the 2024 Plan is approved by the shareholders of the Company at the Annual Meeting, and if stock options or similar awards are granted under the 2024 Plan, we anticipate that our policy will be not to grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement. In addition, we do not anticipate granting stock options or similar awards during periods in which there is material nonpublic information about our company, including during “blackout” periods or outside a “trading window” established in connection with the public release of earnings information under our insider trading policy. To the contrary, we anticipate that our Board of Directors would grant any stock options or similar awards on a predetermined schedule without taking into account material nonpublic information in determining either the time or terms of such awards. Our executive officers will not be permitted to choose the grant date for their individual stock option grants, if any are granted. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

EXECUTIVE COMPENSATION
FISCAL YEAR 2024 SUMMARY COMPENSATION TABLE

The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company’s FY 2024 named executive officers, who were our former CEO and our CFO ("Named Executive Officers”) for the fiscal years ended March 31, 2024, 2023, and 2022. We did not have any other executive officers during FY 2024.

Name and Principal Position (a)	Fiscal Year (b)	Salary ($) (c)	Bonus ($) (d)(3)	Stock Awards ($) (e)(4)	Non-Equity Incentive Plan Compensation ($)(g)	All Other Compensation ($) (i)(5)	Total ($) (j)

Mathew N. Hulett, (1) Former Chief Executive Officer and President	2024	$500,000	—	$—	$—	$34,019	$534,019
	2023	500,000	—	—	—	34,119	534,119
	2022	278,846	—	12,303,000	—	20,759	12,602,605

Christine Chambers, (2) Chief Financial Officer	2024	375,000	—	233,913	—	26,342	635,255
	2023	237,981	50,000	346,080	—	17,420	651,481
	2022	—	—	—	—	—	—
(1)Mr. Hulett served as our chief executive officer and president from August 30, 2021 until April 29, 2024, when he was succeed by Ms. Campos as our new Chief Executive Officer and President.
(2)Ms. Chambers was appointed as our Chief Financial Officer on August 3, 2022. We and Ms. Chambers have agreed to the mutual termination of Ms. Chambers’ employment with the Company following a transition period that is expected to end on the fifth business day after the Company files its Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2024.
(3)The amount reported in the Bonus column (column (d)) reflects the sign on bonus for Ms. Chambers was paid during FY 2023.
(4)The amounts reported in the Stock Awards column (column (e)) for FY 2024 reflect the grant date fair value associated with restricted stock unit or performance stock unit awards, as applicable, under the 2022 Employee Plan, calculated in accordance with the provisions of the ASC Topic 718 (Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation). Additional information about the assumptions that we used when valuing equity awards is set forth in our Annual Report on Form 10-K in Note 11 to the financial statements. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For FY 2024, Ms. Chambers was granted 11,750 restricted stock units vesting ratably over three years, and 8,000 performance stock units that would be earned if applicable performance goals were achieved. The grant date fair value of the performance stock units included in the table above, which is based on the probable outcome of the performance goals using a Monte Carlo simulation method.
(5)The amount reported for FY 2024, in the All Other Compensation column (column (i)) reflect, for each Named Executive Officer, the sum of the dollar value of the health insurance costs paid by the Company of $34,019 for Mr. Hulett and $26,342 for Ms. Chambers.
The Company cautions that the amounts reported in the Fiscal 2024 Summary Compensation Table for Stock Awards (column (e)) reflect the grant date fair value and may not represent the amounts that the Named Executive Officers will actually realize from the awards. Whether, and to what extent, a Named Executive Officer realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the Named Executive Officer’s continued employment, and for performance based shares, the achievement of performance criteria. Additional information on all outstanding stock awards as of March 31, 2024 is reflected in the Fiscal 2024 Outstanding Equity Awards at Year-End table below.
FISCAL 2024 GRANTS OF PLAN-BASED AWARDS
The following table supplements the disclosure in the Fiscal 2024 Summary Compensation Table with respect to plan-based awards made to the Named Executive Officers in fiscal 2024.

Name (a)	Grant Date (b)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	Grant Date Fair Value of Stock and Option Awards (l)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Mathew N. Hulett (1)	—	250,000	500,000	1,000,000	—	—	—	—	—
Christine Chambers	6/15/2023	93,750	187,500	281,250	—	8,000 (3)	—	—	$70,000
	6/15/2023	—	—	—	—	—	—	11,750 (3)	$163,913
(1)Mr. Hulett served as our chief executive officer and president from August 30, 2021 until April 29, 2024.
(2)Represents threshold, target and maximum potential bonuses under the AIP for fiscal year 2024. No bonuses were paid or earned for fiscal year 2024.
(3)For fiscal year 2024, Ms. Chambers was granted 11,750 restricted stock units vesting ratably over three years, and 8,000 performance stock units that would be earned if predetermined levels of our total shareholder return relative to the S&P 600 Specialty Retail Index were achieved over a three-year performance period ending on March 31, 2026. These awards were granted under the 2022 Employee Equity Compensation Restricted Stock Plan, as amended and restated. See “Long-Term Incentive Compensation – Fiscal Year 2024 Long-Term Incentives” for a discussion of the impact of Ms. Chambers’ anticipated termination of employment on these awards.

FISCAL 2024 OUTSTANDING EQUITY AWARDS AT YEAR-END
The following table sets forth certain information regarding equity-based awards held by our Named Executive Officers as of March 31, 2024, which consist of awards of restricted stock, restricted stock units, and performance stock units.

	Stock Awards
Name(a)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) Shares or Units of Stock That Have Not Vested (#) (g)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have not Vested ($)

Mathew N. Hulett (1)	30,000	(2)	—	—		$143,700
	—		—	510,000	(3)	$2,442,900
Christine Chambers	8,667	(4)	—			$41,515
	—		—	11,750	(5)	$56,283
	—		—	8,000	(6)	$38,320
(1)Mr. Hulett served as our chief executive officer and president from August 30, 2021 until April 29, 2024. See “Employment Agreements and Other Agreements with Sandra Campos, Chief Executive Officer, President, and Director and the Fiscal Year 2024 Named Executive Officers” for a discussion of the impact of Mr. Hulett’s departure on his outstanding equity awards.
(2)90,000 shares of restricted stock were granted on August 30, 2021. The restrictions on these shares will be released equally on the second and third anniversaries of the grant date conditioned on continued employment through the restricted periods.
(3)These shares of performance restricted stock were granted on August 30, 2021. The restrictions on these shares, in the absence of their cancelled on April 29, 2024, due to Mr. Hulett’s separation from the Company, would have been eligible for release on the third anniversary of the grant date based on reaching various stock hurdle prices before the three-year anniversary of the grant date and conditioned on continued employment through the performance period.
(4)13,000 shares of restricted stock were granted on August 3, 2022. The restrictions on these shares will be released on the first, second, and third anniversaries of the grant date conditioned on continued employment through the restricted periods. See “Long-Term Incentive Compensation – Fiscal Year 2024 Long-Term Incentives” for a discussion of the impact of Ms. Chambers’ anticipated termination of employment on these awards.
(5)Includes 11,750 restricted stock units that were, as of March 31, 2024, scheduled to vest as follows: 3,916 shares on June 15, 2024; 3,917 on June 15, 2025; and 3,917 on June 15, 2026. See “Long-Term Incentive Compensation – Fiscal Year 2024 Long-Term Incentives” for a discussion of the impact of Ms. Chambers’ anticipated termination of employment on these awards.
(6)These shares of performance restricted stock were granted on June 15, 2023. The restrictions on these shares will be released on the third anniversary of the grant date based on reaching various stock hurdle prices before the three-year anniversary of the grant date and conditioned on continued employment through the performance period.
The amounts reported in the Market Value of Shares or Units of Stock That Have Not Vested column (column (h)) were determined by multiplying the number of shares of common stock, as applicable, by $4.79, the closing price of common stock on March 28, 2024. The Company cautions that the amounts reported in the 2024 Grants of Plan-Based Awards table and the Fiscal 2024 Outstanding Equity Awards at Year-End table for these stock awards reflect the grant date fair value and market value at March 31, 2024, and may not represent the amounts that the Named Executive Officers will actually realize from the awards. Whether, and to what extent, a Named

Executive Officer realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the Named Executive Officer’s continued employment.
FISCAL 2024 OPTION EXERCISES AND STOCK VESTED
The following table sets forth certain information regarding delivery of stock upon the release of restrictions on restricted stock by each of our Named Executive Officers listed in the Fiscal 2024 Summary Compensation Table, during fiscal 2024.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)

Mathew N. Hulett (1)	—	—	30,000	$340,500
Christine Chambers	—	—	4,333	$57,499
(1)Mr. Hulett served as our chief executive officer and president from August 30, 2021 until April 29, 2024.
The value realized on the vesting of restricted stock for Mr. Hulett was determined by multiplying the 30,000 shares acquired on vesting by $11.35 the closing price of the common stock at the vesting date, on August 30, 2023. The value realized on the vesting of restricted stock for Mr. Chambers was determined by multiplying the 4,333 shares acquired on vesting by $13.27 the closing price of the common stock at the vesting date, on August 3, 2023.
Fiscal 2024 Pension Benefits and Deferred Compensation
The Company does not provide pension benefits and the Company does not have provisions for deferred compensation.

Employment Agreements and Other Agreements with Sandra Campos, Chief Executive Officer, President, and Director, and the Fiscal Year 2024 Named Executive Officers
Sandra Y. Campos, Chief Executive Officer and President

On April 29, 2024, the Company entered into an employment agreement with Ms. Campos to serve as the Company’s Chief Executive Officer and President. The employment agreement provides for an initial employment term of three (3) years and for automatic renewal for successive one (1) year terms thereafter unless either party provides notice of non renewal at least sixty (60) days prior to the end of the then-current term. As provided in the employment agreement, Ms. Campos will serve the Company on a full-time basis and will receive an annual base salary of $550,000, which may be increased in the discretion of the Board of Directors (but may not be decreased other than as part of a proportionate reduction in management salaries and wages applicable to all senior management). Ms. Campos received a signing bonus of $120,000, which is subject to repayment if Ms. Campos leaves the Company within one (1) year under circumstances detailed in the employment agreement. Ms. Campos will also receive customary expense reimbursement (in accordance with the Company’s standard policies), and will receive the medical, health, and other benefits provided to Company employees generally, including participation in the Company’s 401(k) plan, on the same basis as other employees generally. The employment agreement provides that Ms. Campos will be eligible to receive an annual performance bonus based on annual performance goals determined by the Company’s Board of Directors, with a target annual bonus of 100% of Ms. Campos’ base salary and a maximum bonus of 200% of base salary. The agreement includes customary restrictive covenants, including confidentiality and non-solicitation covenants and a one-year post-employment non-compete restriction.
Under the employment agreement, Ms. Campos will be entitled to equity grants under the Company’s current or future equity plan, as follows: on April 29, 2024, Ms. Campos received a grant of restricted stock units (“RSUs”)

under the Company’s 2022 Employee Plan for 483,092 shares (RSUs equal to $2.0 million divided by the closing price of the Company’s common stock on the Nasdaq Stock Market on the date of grant). Such RSUs will vest in one-third increments on each of the first 3 anniversaries of the date of grant so long as Ms. Campos continues to be employed by the Company on each vesting date, and such RSUs will otherwise contain the standard provisions for RSU grants by the Company. Thereafter, Ms. Campos will be entitled to annual grants of RSUs and performance stock units (“PSUs”) having an aggregate value per grant of $750,000 for the annual RSU grant and $750,000 for the annual PSU grant, with such value being calculated based on the closing price of the Company’s common stock on the date of grant but subject to a floor of $4.00 per share. The RSUs included in any such annual grants will vest in the same manner as the initial RSU grant, and the PSUs will have a 3-year performance period and such performance goals and other terms as shall be determined by the Company’s Board of Directors.

The employment agreement provides that Ms. Campos’ employment may be terminated by either the Company or Ms. Campos at any time prior to the scheduled expiration date of the agreement, subject to notice requirements and subject to certain potential severance payment obligations based on the nature of the termination. Specifically, Ms. Campos’ employment may be terminated by the Company with or without “Cause” (as defined in the employment agreement) or by Ms. Campos with or without “Good Reason” (as defined in the employment agreement). “Cause” is customarily defined to include a material breach of the employment agreement, commission of a felony, and certain types of dishonesty and misconduct, all as more particularly defined in the Employment Agreement. “Good Reason” includes certain material adverse changes in Ms. Campos’ duties, responsibilities, functions or title with the Company or a material breach of the employment agreement by the Company, as more particularly defined in the Employment Agreement.

In the event that the Company terminates Ms. Campos’ employment without Cause or determines not to renew the employment agreement upon expiration, or Ms. Campos resigns for Good Reason in the manner described or required in the employment agreement, the agreement provides that Ms. Campos will be entitled to receive, contingent on Ms. Campos delivering a general release of claims to the Company, severance compensation in the form of continuation of her base salary in effect at the time of termination, as well as reimbursement for COBRA premiums, for a period of 12 months after termination. If such termination of employment occurs during the 12-month period following a “Change of Control” (as defined in the employment agreement), then Ms. Campos would be entitled to receive, contingent on delivery of a general release to the Company, severance compensation in the form of continuation of her base salary in effect at the time of termination and reimbursement for COBRA premiums for a period of 24 months (or 18 months for COBRA reimbursement) after termination, and she will also be entitled to receive a pro rata amount of her target bonus for the year of termination, accelerated vesting of all unvested RSUs then held by her, and vesting of unvested PSUs then held by her in the manner specified in the employment agreement.
Christine Chambers, Chief Financial Officer, Treasurer, and Secretary

On August 3, 2022, the Company entered into an employment agreement with Ms. Chambers to serve as the Company’s Chief Financial Officer. The employment agreement was for an initial term of one (1) year commencing on August 3, 2022 and would automatically renew for successive one (1) year terms, or for longer periods as mutually agreed upon by the parties, unless the employment agreement was expressly cancelled by either Ms. Chambers or the Company sixty (60) days prior to the end of the then current term or is otherwise terminated as provided in the agreement. The employment agreement provided that Ms. Chambers would receive an annual base salary of $375,000, subject to periodic review for increases with the approval of the Board of Directors, and would be eligible to participate in the standard employee benefit plans generally available to executives and employees of the Company, including health insurance, life and disability insurance, restricted stock under the Company’s equity compensation plan(s), 401(k) plan, and paid time off and paid holidays. Ms. Chambers also received pursuant to the terms of the employment agreement a one-time sign-on bonus in the amount of $50,000, which was subject to pro-rata repayment if Ms. Chambers terminated employment with the Company within the first twelve months of employment. In addition, the Company would reimburse Ms. Chambers for her documented business expenses incurred in connection with her employment pursuant to the Company's standard reimbursement expense policy and practices. The provisions of Ms. Chambers’ employment agreement relating to termination of employment are described below under “Potential Payments on Termination and/or Change of Control.”
On August 3, 2022, Ms. Chambers received an award of 13,000 shares of restricted stock under the Company’s 2016 Employee Plan, which stock restrictions will lapse pro rata on each of August 3, 2023, August 3, 2024, and August 3, 2025, which are subject to forfeiture in the event of termination of employment (except as provided in the restricted stock agreement).

On August 3, 2022, Ms. Chambers also received an award of 3,000 shares of performance restricted stock under the 2016 Employee Plan, which performance restricted shares were subject to vesting based on the attainment of performance criteria equally weighted between adjusted EBITDA and revenue during the fiscal year 2023, which performance restricted stock was forfeited pursuant to the terms of the performance criteria set forth in the award.
On June 15, 2023, Ms. Chambers was granted 11,750 restricted stock units under the 2022 Employee Plan subject to time-based vesting (the “RSUs”), of which 3,750 of the RSUs were awarded in recognition of Ms. Chambers’ contributions during fiscal year 2023 and of which the remaining 8,000 were part of the equity award cycle for fiscal year 2024. One-third of the RSUs will vest on each of the first three anniversaries of the date of grant, subject to Ms. Chambers’ continued employment with the Company through the applicable vesting date, with any unvested RSUs being forfeited upon Ms. Chambers ceasing to be an employee of the Company. Notwithstanding the foregoing, in the event that Ms. Chambers resigns for “Good Reason” (as defined in the RSU award agreement) or is terminated without cause prior to the vesting of the RSUs, a pro rata portion of the unvested RSUs that would have otherwise vested at the end of year of termination will become vested upon termination.
Also on June 15, 2023, Ms. Chambers received a grant of 8,000 performance stock units (the “PSUs”). Ms. Chambers will earn shares of our common stock pursuant to the PSUs based on the Company’s total shareholder return (“TSR”) relative to the S&P 600 Specialty Retail Index (“Index”) over an overall three-year performance period consisting of the 2024 through 2026 fiscal years, as follows:
● 100% of the target number of shares, which is 8,000 shares, will be earned if the Company’s TSR is equal to or greater than the 75th percentile of the Index (the “maximum target payout”);
● 50% of the target number of shares, which is 4,000 shares, will be earned if the Company’s TSR is equal to at least the 50th percentile of the Index;
● 25% of the target number of shares, which is 2,000 shares, will be earned if the Company’s TSR is equal to at least the 25th percentile of the Index (the “minimum threshold”);
● No shares will be earned if the TSR is less than the 25th percentile of the Index, and the payout is capped at 2,000 shares if absolute TSR is negative, regardless of relative position to the Index; and
● Linear scaling will be used to determine the number of shares earned for performance between the maximum target payout level and the minimum threshold payout level.
With certain exceptions (such as death and disability), the PSUs will be forfeited if Ms. Chambers ceases to be employed before the end of the performance period.

On May 31, 2024, subsequent to the end of FY 2024, we entered into a Transition and Separation Agreement with Ms. Chambers pursuant to which we and Ms. Chambers agreed to the mutual termination of her employment following a transition period. Under the terms of the agreement, Ms. Chambers will continue to serve as our Chief Financial Officer, Secretary, and Treasurer on a full-time basis for a transition period that will end on the fifth business day after we file our Quarterly Report on Form 10-Q for our fiscal quarter ending June 30, 2024, or, if earlier, upon the fifteenth day after written notice by us of the earlier termination of the transition period. The agreement provides that, during the transition period, Ms. Chambers will continue to receive her current base salary and benefits, and upon the completion of the transition period and contingent on Ms. Chambers’ complying with the terms of the agreement, we will accelerate the vesting of all unvested restricted shares and restricted stock units that were originally scheduled to vest on or before August 3, 2025. Under the agreement, 3,917 of the restricted stock units and the 8,000 performance stock units granted to Ms. Chambers in fiscal year 2024 were deemed forfeited on May 31, 2024.

Mathew N. Hulett, Former Chief Executive Officer and President

During FY 2024, the Company had in effect an employment agreement with Mr. Hulett, our former chief executive officer and president. The employment agreement was for an initial term of three (3) years commencing on August 30, 2021 and would automatically renew for successive one (1) year terms, or for longer periods as mutually agreed upon by the parties, unless the employment agreement were to be expressly cancelled by either Mr. Hulett or the Company sixty (60) days prior to the end of the then current term or if it were otherwise terminated as provided in the agreement. The employment agreement provided that Mr. Hulett would receive an annual base salary of $500,000, subject to periodic review for increases with the approval of the Board of Directors, and would be eligible to participate in the standard employee benefit plans generally available to executives and employees of the Company, including health insurance, life and disability insurance, restricted stock under the Company’s equity compensation plan(s), 401(k) plan, and paid time off and paid holidays. The employment agreement also provided that the Company would reimburse Mr. Hulett for his documented business expenses incurred in connection with his employment pursuant to the Company's standard reimbursement expense policy and practices. The provisions of Mr. Hulett’s employment agreement relating to termination of employment are described below under “Potential Payments on Termination and/or Change of Control.”

On April 29, 2024, the Company and Mr. Hulett entered into a Transition and Separation Agreement pursuant to which Mr. Hulett resigned as chief executive officer and president, and also as a director, of the Company effective April 29, 2024 (the “Separation Agreement”). Under the terms of the Separation Agreement, Mr. Hulett remained employed by the Company through May 10, 2024 to assist the Company in transition matters, and the Company will pay Mr. Hulett severance compensation thereafter in the form of the continuation of his base salary and reimbursement of COBRA premiums through August 30, 2024, which was the scheduled expiration date of his employment agreement. The Separation Agreement also provides that the Company will accelerate the vesting of Mr. Hulett’s remaining unvested shares of restricted stock (consisting of 30,000 shares) previously granted under a Restricted Stock Agreement between the Company and Mr. Hulett. Mr. Hulett has agreed to a general release and waiver of claims against the Company as a condition receiving the foregoing amounts, and he has agreed to provide the Company, on an as-needed and as-requested basis, such consulting services as the Company may from time to time reasonably request, up to a maximum of five hours during each calendar week, through August 30, 2024.
Potential Payments on Termination and/or Change of Control

This section describes the payment that may be made to Ms. Chambers, and the payment that could have been made to Mr. Hulett (the CEO during FY 2024 and whose last day of employment with the Company was April 29, 2024) upon termination or change of control of the Company pursuant to and as described in their respective employment agreements that were in effect during fiscal year 2024.
The employment agreements of Mr. Hulett and Ms. Chambers in effect as of March 31, 2024 contained certain rights of Mr. Hulett and Ms. Chambers, respectively, and the Company to terminate the employment of Mr. Hulett and Ms. Chambers, respectively, including termination by the Company for "Cause” (as defined in the employment agreements), and termination for "Good Reason” (as defined in the employment agreements) by Mr. Hulett and Ms. Chambers, respectively, within either the sixty (60) days prior to the consummation of a Change of Control (as defined in the employment agreements) where such Change of Control was under consideration at the time of the termination date or twelve (12) months after the date upon which a Change of Control occurs. Mr. Hulett was entitled to severance pay equal to twelve (12) months of Mr. Hulett’s current base salary and eighteen (18) months of health insurance benefits in the event of his termination by the Company without Cause, or termination by Mr. Hulett for Good Reason (as described above), and Ms. Chambers is entitled to severance pay equal to twelve (12) months of Ms. Chambers’ current base salary and twelve (12) months of health insurance benefits in the event of her termination by the Company without Cause, or termination by Ms. Chambers for Good Reason (as described above). The foregoing severance benefits would have been conditioned upon the execution of a release of claims and compliance with certain restrictive covenants by Mr. Hulett and Ms. Chambers, respectively. The employment agreements for Mr. Hulett and Ms. Chambers contain contained customary non-disclosure and non-solicitation provisions as well as a one (1) year non-compete following the termination of the agreement. In addition, the restricted stock agreements and restricted stock unit agreements with Ms. Chambers provided that the restrictions on all or a portion of the shares granted will lapse (and the shares will vest) upon certain termination events, including death or disability of the executive, and in some cases termination by the

Company of the executive without Cause, or termination by the executive, respectively, for Good Reason (as described above).

The table below provides estimates for compensation that would have been payable to Mr. Hulett and Ms. Chambers, under hypothetical termination of employment and change of control scenarios under our compensatory arrangements other than nondiscriminatory arrangements generally available to salaried employees as they were in effect on March 31, 2024. Due to the number of factors and assumptions that can affect the nature and amount of any benefits provided upon the events discussed below, any amounts paid or distributed upon an actual event may differ.

For purposes of the hypothetical payment estimates shown in the below table, some of the important assumptions were:
• Named Executive Officers (NEOs”) rate of base salary as of March 31, 2024;
• Change of control occurring on March 31, 2024;
• Termination of the NEO’s employment occurring on March 31, 2024;
• A price per share of $4.79, which was the closing price of our common stock on March 28, 2024, the final trading day of fiscal year 2024; and
• Performance-based awards measured at actual level of achievement for fiscal year 2024, which was 0%.

Each of the columns in the table below show the total hypothetical payment estimate upon a specified event occurring on March 31, 2024, and the amounts in the columns should not be aggregated across the table.

	Involuntary Termination (1)	Involuntary Termination within 12 months after a Change of Control (2)
Mr. Hulett
Base salary continuation	$500,000	$500,000
Continued benefits	50,259	50,259
Equity acceleration	2,586,600	2,586,600
Total	3,136,859	3,136,859
Ms. Chambers
Base salary continuation	375,000	375,000
Continued benefits	34,191	34,191
Equity acceleration	136,118	136,118
Total	545,309	545,309
(1) For purposes of this table, an involuntary termination consists of our termination of their respective employment without cause.
(2) For purposes of this table, an involuntary termination within 12 months after a change of control consists of our termination of their respective employment without cause or their resignation for good reason.

The actual benefits Mr. Hulett and Ms. Chambers are receiving in connection with their separations from employment following the end of FY 2024 are described under “Employment Agreements and Other Agreements with Sandra Campos, Chief Executive Officer, President, and Director and the Fiscal Year 2024 Named Executive Officers.”
Non-Compete and Non-Disclosure Agreements
Ms. Campos, who was appointed as our Chief Executive Officer in April 2024, Ms. Chambers, and Mr. Hulett, who served as our chief executive officer from August 2021 to April 2024, are each subject to restrictive covenants regarding non-disclosure, non-compete and non-solicitation with the Company. Each executive agreed to keep in confidence any and all confidential business information the executive becomes aware of or learns or to which he/she has access during his/her employment with the Company which has not been publicly disclosed and is not a matter of common knowledge. Each executive also agreed that upon termination of employment, each will not, for a period of one (1) year after such termination, either directly or indirectly, as a principal, officer, director, proprietor, employee, contractor, partner, investor (apart from owning stock in any publicly traded corporation so long as such ownership does not exceed five percent (5%) of the total value of the outstanding stock of such corporation), advisor, agent, representative or other participant engage in any business that is in actual or prospective competition with the Company, solicit or otherwise attempt to induce or solicit, or in any other manner influence, any employee, vendor or prospective vendor of the Company to terminate or modify his/her/its relationship with the Company, or solicit or otherwise attempt to induce or solicit, or in any other manner influence, any customer or prospective customer of the Company.
Limitation on Liability and Indemnification Matters
Our Bylaws contain provisions that limit the liability of our directors and executive officers for monetary damages to the fullest extent permitted by the Florida Business Corporation Act, and requires us to indemnify our directors and executive officers made or threatened to be made a party to an action or proceeding, by reason of the fact that he or she serves or served in such capacity at our request to the maximum extent not prohibited by the Florida Business Corporation Act or any other applicable law and allow us to indemnify other officers, employees, and other agents as set forth in the Florida Business Corporation Act or any other applicable law.
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our Bylaws and other applicable law. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, penalties, fines, and settlement amounts actually and reasonably incurred by such person in any action or proceeding arising out of their services to us, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request, including liability arising out of negligence or active or passive wrongdoing by the officer or director. We believe that these Bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors' and officers' liability insurance.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling us, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
CEO Pay Ratio
In accordance with SEC rules, we are providing the ratio for FY 2024 of the annual total compensation of Mr. Hulett, our CEO during FY 2024 and whose last day of employment with the Company was April 29, 2024, to the annual total compensation of our median employee, excluding the CEO, as determined under Item 402 of Regulation S-K under the Exchange Act ("Regulation S-K”):
•the median of the annual total compensation of all employees of our Company (other than the CEO) was $34,910; and
•the annual total compensation of the CEO was $534,019 (excluding the valuation of the CEO’s restricted stock that vested with a change in value of $(128,700) and unvested performance and restricted stock that currently have a change in value of $(475,500).
Based on this information, for FY 2024, the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all other employees was 15:1. We believe this ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. As permitted by SEC rules, to identify our median employee, we selected total direct compensation as our consistently applied compensation measure, which we calculated as actual salary paid to our employees for FY 2024 (including overtime for hourly employees), actual bonus or sales commission earned by our employees in FY 2024, and the value of equity awards granted to our employees in FY 2024.
For any full time employees who were hired during the FY 2024, an estimated amount was used based on their hourly rate or annual salary. Further, we used March 31, 2024 as the date on which to determine our employee population and used the consistently applied compensation measure as described above to determine our median employee. In determining this population, we included all full-time and part-time employees other than the CEO. We did not include any contractors or workers employed through a third-party provider in our employee population. Based on this approach, we selected the individual who represented the median employee. We then calculated the annual total compensation for this individual using the same methodology we used for our named executive officers in our Fiscal 2024 Summary Compensation Table.
2024 Pay versus Performance Disclosure

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our CEO and to our other NEOs and certain financial performance of the Company regarding fiscal years ended March 31, 2024, 2023, 2022. and 2021 Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis.
Pay versus Performance Table

Year[1]	Summary Compensation Table Total for CEO (Akdag)	Summary Compensation Table Total for CEO (Hulett)	Compensation Actually Paid to CEO (Akdag)	Compensation Actually Paid to CEO (Hulett) [2]	Average Summary Compensation Table Total for Other NEOs	Average Compensation Actually Paid to Other NEOs [2]	Value of Initial Fixed $100 Investment Based On:		Net Income ($Mn)	Company Selected Performance Measure: Stock Price [4]
							Company Cumulative TSR	Peer Group Cumulative TSR [3]
2024	—	$534,019	$0	$(70,181)	$635,255	$358,968	$19.90	$511.93	-$7.46	$4.79
2023	—	$534,119	$0	$(7,454,281)	$616,191	$389,848	$64.67	$393.15	$5.14	$16.24
2022	1,237,110	12,602,605	1,094,037	10,031,005	—	—	96.82	145.51	21.10	25.80
2021	2,194,586	—	2,429,241	—	—	—	126.46	222.29	30.60	35.18
Notes:
1.The CEO and other NEOs for the indicated years were as follows: (i) for 2024, our CEO was Mr. Mathew N. Hulett, who served as our CEO from August 30, 2021 to May 10, 2024 and our other NEO was Ms. Christine Chambers, who has served as our CFO since August 3, 2022; (ii) for 2023, our CEO was Mr. Mathew N. Hulett and our other NEOs were Mr. Bruce Rosenbloom, who served as our chief financial officer from 2001 until August 2, 2022, and Ms. Christine Chambers; (iii) for 2022, our CEOs were Mr. Menders Akdag, who served as our CEO from 2001 until August 29, 2021, and Mr. Mathew N. Hulett and our other NEO was Mr. Bruce Rosenbloom; and (iv) for 2021, our CEO was Mr. Menders Akdag and our other NEO was Mr. Bruce Rosenbloom.
2.Amounts reported in this column are based on total compensation reported for our CEOs and other NEOs in the Summary Compensation Table (SCT) for the indicated fiscal years and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

2024

Total Compensation for CEO (Mr. Hulett) as reported SCT for the covered year	$534,019
Deduct pension values reported in SCT for the covered year	–
Deduct grant date fair value of equity awards reported in SCT for the covered year	–
Add pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the covered year	–
Add fair values as of the end of the covered year of all equity awards granted during the covered year that are outstanding and unvested as of the end of such covered year	–
Add fair value as of the vesting date of any awards granted in the covered year that vested during the covered year	–
Add dividends paid on unvested shares/share units and stock options	–
Add the change in fair value (whether positive or negative) as of the end of the covered year of any equity awards granted in any prior year that are outstanding and unvested as of the end of such covered year.	(475,500)
Add the change in fair value (whether positive or negative) as of the vesting date of any equity awards granted in any prior year for which all applicable vesting conditions were satisfied during the covered year	(128,700)
Subtract the fair value of any equity awards granted in a prior year that were forfeited in the covered year determined as of the end of the prior year	–
Compensation Actually Paid to CEO (Hulett)	$(70,181)

2024

Total Compensation for Other NEOs as reported SCT for the covered year	$635,255
Deduct pension values reported in SCT for the covered year	–
Deduct grant date fair value of equity awards reported in SCT for the covered year	233,913
Add pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the covered year	–
Add fair values as of the end of the covered year of all equity awards granted during the covered year that are outstanding and unvested as of the end of such covered year	61,933
Add fair value as of the vesting date of any awards granted in the covered year that vested during the covered year	–
Add dividends paid on unvested shares/share units and stock options	–
Add the change in fair value (whether positive or negative) as of the end of the covered year of any equity awards granted in any prior year that are outstanding and unvested as of the end of such covered year.	(94,037)
Add the change in fair value (whether positive or negative) as of the vesting date of any equity awards granted in any prior year for which all applicable vesting conditions were satisfied during the covered year	(10,269)
Subtract the fair value of any equity awards granted in a prior year that were forfeited in the covered year determined as of the end of the prior year	–
Compensation Actually Paid to Other NEOs	$358,968

3.The peer group comprises the component companies of the S&P 600 Specialty Retail Index. In the 2023 proxy statement, the peer group TSR calculation reflected the component companies of the compensation benchmarking peer group.

4. In accordance with SEC rules, the Company is required to include in the Pay versus Performance table the “most important” financial performance measure (as determined by the Company) used to link compensation actually paid to our executive officer to company performance for the most recently completed fiscal year. The Company determined Company stock price, which is a metric included in our incentive program, meets this requirement and therefore, we have included this performance measure in the Pay versus Performance table.
Description of the Relationship Between Compensation Actually Paid to our Named Executive Officers and Company Performance
The charts below describe the relationship between compensation actually paid to our chief executive officer and to our other named executive officers (as calculated above) and our financial and stock performance for the indicated years. In addition, the first table below compares our cumulative TSR and peer group cumulative TSR for the indicated years.

Compensation Actually Paid ("CAP") vs. Stock Price
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
-$2,000
-$4,000
-$6,000
-$8,000
-$10,000
Compensation Actually Paid in thousands)
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
Stock Price
$2,429
$909
$0
$35.18
$1,094
$722
$10,031
$25.80
$0
$390
-$7,454
$16.24
$0
$333
-$104
$4.79
2021
2022
2023
2024
PEO CAP (Akdag)
Avg. Other NEO CAP
PEO CAP (Hulett)
Company Selected Measure

Company’s Most Important Financial Performance Measures
The following are the most important financial performance measures, as determined by the Company, that link compensation actually paid to our NEOs to the Company’s performance for the most recently completed fiscal year.
•Stock Price
•Adjusted EBITDA
•Revenue
Tax Deductibility
Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the amount that we may deduct from our federal income taxes for compensation paid to certain executive officers, including our Named Executive Officers, to $1.0 million per executive officer per year.
While our Compensation and Human Capital Committee is mindful of the benefit to us of the full tax deductibility of compensation, our Compensation and Human Capital Committee believes that it should not be constrained by the requirements of Section 162(m) where those requirements would impair flexibility in compensating our Named Executive Officers in a manner that can best promote our corporate objectives. Therefore, our Compensation and Human Capital Committee may approve compensation that may not be fully deductible because of the limits of Section 162(m). Our Compensation and Human Capital Committee intends to continue to compensate our Named Executive Officers in a manner it believes is consistent with the best interests of our Company and our shareholders.

Stock-Based Incentives Throughout Our Workforce
We have historically granted equity-based compensation in the form of shares of restricted stock (including performance-based restricted stock) in accordance with our 2015 Director Plan and our 2022 Employee Plan, and previously under our 2016 Employee Plan. which awards generally vest (i.e., forfeiture restrictions expire) over three years and/or pursuant to performance vesting conditions, as part of our total rewards strategy to create an ownership culture and align the interests of our employees and directors with shareholders. Upon the grant of restricted stock, each share is entitled to one vote. As a result of an amendment and restatement of the 2022 Employee Plan and 2015 Director Plan in June 2023, the Company also now has the authority to grant restricted stock units and performance stock units to our employees and directors.

	Shares of Restricted Stock Outstanding as of March 31, 2024 (in thousands)	Common Stock Acquired on Vesting of Restricted Stock in FY 2024 (in thousands)	Restricted Stock Units Outstanding as of March 31, 2024 (in thousands)	Common Stock Acquired on Vesting of Restricted Stock Units in FY 2024 (in thousands)
Chief Executive Officer	540	30	—	—
Other Named Executive Officers	9	4	20	—
Non-Employee Directors	24	29	30	—
All Other Employees	131	50	47	—
Total	703	114	97	—

Fiscal Year 2024 Grants of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

During FY 2024, none of our Named Executive Officers were awarded options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such reports.

DIRECTOR COMPENSATION
The Company’s compensation philosophy includes an intention to provide employees, officers, and Board members a compensation package in line with identified peer group companies.  The Company believes that it is important to give management and the Board members a financial stake in the Company to encourage decisions and actions that will benefit all shareholders. As such, all recipients of equity grants can participate equally in the gains and declines in the Company’s valuation.  Further, the philosophy has been to structure the Board of Directors’ compensation package more heavily weighted to actual stock price performance. Our Board of Directors reviews non-employee director compensation arrangements on a periodic basis. The Company’s Board kept non-employee director compensation in fiscal year 2024 at the same level as the prior year, with all non-employee directors receiving the same compensation regardless of duties within the Board structure, apart from the annual retainer fee for the Chair of the Board (see below). The Company did not pay additional fees for committee chairs or committee membership, and no additional fees were paid for attending meetings.
Non-employee directors have historically received equity awards for a specific number of shares of common stock rather than a specific dollar amount. In addition, the equity awards had an annual vesting over a three-year period.   Any change in the total compensation levels shown for non-employee directors is reflective of the change in stock price year-to-year rather than any changes in the director compensation philosophy or actual compensation plans of the Company. The Board and management believe that the philosophy of awarding equity grants to Board members aligns employees’, officers’, and board members’ compensation to the benefit of all stakeholders.

Historically, and for fiscal year ended March 31, 2024, each non-employee member of our Board of Directors who is a sitting member of our Board of Directors as of the date of our annual shareholder meeting for each such year received an annual retainer of $40,000, payable quarterly, and the Chair of the Board received an additional annual retainer fee of $15,000, payable quarterly. Each of our non-employee directors also received an annual grant of 7,500 shares in the form of restricted stock (through fiscal year ended March 31, 2023) or restricted stock units (for fiscal year ended March 31, 2024) , as determined by the Board of Directors pursuant to their election or re-election to the Board on the date of our annual shareholders meeting of such year under the 2015 Director Plan, unless otherwise determined by the Board of Directors. The annual grant of shares of restricted stock or restricted stock units to the non-employee directors vested equally over a three-year period, on the anniversary of issuance date (the date of the annual shareholder’s meeting) so long as the recipient is a director on such date.

For the fiscal year ended March 31, 2024, each non-employee director was paid the respective annual retainer fee and was granted 7,500 restricted stock units under the 2015 Director Plan on August 3, 2023. This grant will vest in one-third increments on August 3, 2024, 2025 and 2026.

On and effective as of May 19, 2024, the Board approved certain amendments to the Company’s program for the compensation of non-employee directors (the “Amended Program”) in order to modernize the program and bring it into line with comparable peers. Pursuant to the Amended Program, each non-employee director of the Company will receive an annual cash retainer of $50,000, payable in arrears in equal quarterly payments, pro-rated for partial quarters, beginning in fiscal year 2025. Such retainer will be $75,000 for the Chair of the Board, but not beginning until fiscal year 2026. In addition, each non-employee director will receive annual retainers, as applicable, for service on the following committees of the Board: Audit Committee - $10,000 (or $20,000 for chairperson), Compensation and Human Capital Committee - $7,500 (or $15,000 for chairperson), Corporate Governance and Nominating Committee - $5,000 (or $10,000 for chairperson).

Non-employee directors will also receive an annual award of 7,500 restricted stock units under the Company’s 2015 Director Plan (or a subsequent successor plan), which annual awards will vest on the first anniversary of the date of grant, subject to the non-employee director continuing in service on the Board through the vesting date. The annual restricted stock unit award will be granted on the day of the Company’s annual shareholder meeting each year. If a non-employee director is elected or appointed to the Board prior to the Company’s annual meeting of shareholders, upon such initial election or appointment, the non-employee director will also automatically receive an award of 7,500 restricted stock units under the 2015 Director Plan, which amount will be prorated for the time actually to be served as a non-employee director from the date of appointment or election until the Company’s next annual meeting of shareholders. Such initial grant of restricted stock units will vest on the first anniversary of the date of the non-employee director’s election or appointment to the Board, subject to the non-employee director continuing in service on the Board through the vesting date. Also, annual retainers for non-employee directors elected or appointed to the Board prior to the Company’s annual meeting of shareholders are prorated during a director’s first year of service. The Company also pays the reasonable travel and accommodation expenses of non-employee directors in connection with their participation in meetings of the Board of Directors.
Meridian Compensation Partners, LLC was retained by the Compensation and Human Capital Committee to ensure the Amended Program for our non-employee directors was in line with industry standards, and comparable peer group to ensure the Company was well positioned to recruit and retain qualified board directors.
The following table summarizes the compensation earned by and paid to the Company’s non-employee directors for FY 2024.

FISCAL 2024 DIRECTOR COMPENSATION

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	All Other Compensation ($) (g)	Total ($) (h)

Leslie C.G. Campbell	$43,544	$99,525	$—	$143,069
Sandra Y. Campos (1)	28,658	99,525	—	128,183
Peter S. Cobb (2)	20,000	—	—	20,000
Gian M. Fulgoni	51,456	99,525	—	150,981
Diana Garvis Purcel	40,000	99,525	—	139,525
Jodi Watson (3)	20,000	—	—	20,000
(1)Ms. Campos was appointed to our Board of Directors on May 17, 2023 and was appointed as our Chief Executive Officer on April 29, 2024.
(2)During FY 2024, Mr. Cobb served as a director through August 3, 2023.
(3)During FY 2024, Ms. Watson served as a director through August 3, 2023.
The amounts reported in the Stock Awards column (column (c)) reflect the grant date fair value, associated with each director’s award under the 2015 Director Plan, calculated in accordance with the provisions of the ASC Topic 718 (Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation).
The Company cautions that the amounts reported in the Fiscal 2024 Director Compensation table for stock awards reflect the grant date fair value and may not represent the amounts that the directors will actually realize from the awards. Whether, and to what extent, a director realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the director’s continued service on the Board.

Compensation and Human Capital Committee Interlocks and Insider Participation

During the fiscal year ended March 31, 2024, Leslie C.G. Campbell, Sandra Y. Campos (appointed May 17, 2023), Gian M. Fulgoni, Diana Garvis Purcel, Peter Cobb (through August 3, 2023), and Jodi Watson (through August 3, 2023) served on the Compensation and Human Capital Committee. None of our Compensation and Human Capital Committee members have ever been an officer or employee of the Company or of any of our subsidiaries and none of our executive officers have served on the compensation committee or board of directors of any company of which any of our directors is an executive officer. Accordingly, insiders do not participate in compensation decisions.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Board’s policy requires that transactions with related parties must be entered into in good faith on fair and reasonable terms that are no less favorable to the Company than those that would be available in a comparable transaction in arm’s-length dealings with an unrelated third party. We have adopted written Related Party Transaction Policies and Procedures to comply with Item 404 of Regulation S-K, under which our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related-party transaction with us without the approval of our Board. The Audit Committee of our Board is responsible for the review and recommendation to the Board for approval of all related party transactions. In connection with its review of a related party transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, and the extent of the related party’s interest in the related party transaction. A related party is not deemed to have a direct or indirect material interest in a transaction and such transaction is not a related party transaction under our policy if such related party’s interest in such transaction arises only from an ownership interest of less than one percent in, or as a director of, such entity that is a party to the transaction.
Our Board, by a vote of the disinterested directors, must approve all related party transactions that are recommended by the Audit Committee. Since the beginning of the Company’s last fiscal year, the Company has not had, or been a party to, nor is there currently proposed, a transaction with a related party.
We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and our Bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Florida law.
INTEREST OF CERTAIN PERSONS IN OPPOSITION TO MATTERS TO BE ACTED UPON
Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to the Board.
OTHER MATTERS
Note About Forward-Looking Statements

This Proxy Statement contains forward-looking statements. All statements contained in this Proxy Statement other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including those described in our2024Annual Report on Form 10-K. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In addition, some of our forward-looking statements are based on estimates and assumptions that may turn out to be inaccurate. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this Proxy Statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Other Business

Our Board of Directors does not intend to present, or have any reason to believe others will present, any items of business other than those matters set forth in this Proxy Statement. If other matters are properly brought before the Board of Directors at the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with the recommendation of our Board of Directors.
WHERE YOU CAN FIND ADDITIONAL INFORMATION

A copy of our 2024 Annual Report on Form 10-K, exclusive of certain exhibits filed with the SEC, accompanies this Proxy Statement. These exhibits, as well as our quarterly reports on Form 10-Q, current reports of Form 8-K and other information filed by the Company with the SEC, are available to the public free of charge over the internet at our website at www.petmeds.com under the section "Investors” located at the bottom of the website page or at the SEC's web site at www.sec.gov, or upon written request to the Corporate Secretary, PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445 or by contacting Investor Relations at 1-800-738-6337, or by email at investor@petmeds.com. Our SEC filings are available through our website as soon as reasonably practicable after we have electronically filed or furnished them to the SEC. The information on our website is not a part of this Proxy Statement.

Exhibit A

PETMED EXPRESS, INC.
2024 OMNIBUS INCENTIVE PLAN
1.Purpose; Effective Date; Effect on Prior Plans.
(a)Purpose. The PetMed Express, Inc. 2024 Omnibus Incentive Plan (the “Plan”) has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees, and consultants, and (ii) to increase stockholder value. The Plan will provide participants incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.
(b)Effective Date. The Plan will become effective, and Awards may be granted under this Plan, on and after the Effective Date. The Plan will terminate as provided in Section 15.
(c)Effect on Prior Plans. Prior to the Effective Date, the Company had in effect the Prior Plans. On the Effective Date, the Prior Plans terminated such that no new awards could be granted thereunder, although awards granted prior to the Approval Date under a Prior Plan and still outstanding as of the Effective Date will continue to be subject to all the terms and conditions of the Prior Plan.
2.Definitions. Capitalized terms used and not otherwise defined in this Plan or in any Award agreement have the following meanings:
(a)“Administrator” means the Board or the Committee; provided that, to the extent the Board or the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more committees or officers of the Company as permitted by Section 3(b), the term “Administrator” shall also mean such committee(s) and/or officer(s).
(b)“Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or a Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.
(c)“Applicable Exchange” means the national securities exchange or automated trading system on which the Stock is principally traded at the applicable time.
(d)“Award” means a grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Stock Units, Stock, a Cash Incentive Award, or any other type of award permitted under this Plan.
(e)“Board” means the Board of Directors of the Company.
(f)“Cash Incentive Award” means a right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), as described in Section 10.
(g)“Cause” means, with respect to a Participant, one of the following, which are listed in order of priority:
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(i) the meaning given in a Participant’s employment, retention, change of control, severance or similar agreement with the Company or any Affiliate; or if none then
(ii) the meaning given in the Award agreement; or if none then
(iii) the meaning given in the Company’s employment policies as in effect at the time of the determination (or if the determination of Cause is being made within two years following a Change of Control, the meaning given in the Company’s employment policies as in effect immediately prior to the Change of Control); or if none then
(iv) the occurrence of any of the following: (x) the repeated failure or refusal of the Participant to follow the lawful directives of the Company or an Affiliate (except due to sickness, injury or disabilities), (y) gross inattention to duty or any other willful, reckless or grossly negligent act (or omission to act) by the Participant, which, in the good faith judgment of the Company, could result in a material injury to the Company or an Affiliate including but not limited to the repeated failure to follow the policies and procedures of the Company, or (z) the commission by the Participant of a felony or other crime involving moral turpitude or the commission by the Participant of an act of financial dishonesty against the Company or an Affiliate.
(h)A “Change of Control” shall have the meaning given in an Award agreement, or if none, shall be deemed to exist if any of the following occurs:
(i) any person, as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, becomes a beneficial owner (within the meaning of Rule 13d-3 under such Act) of 20% or more of the Company's outstanding Stock;
(ii) within any 24 month period, the persons who were directors of the Company immediately before the beginning of such period (the “Incumbent Directors”) shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director (A) was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of this Section 2(h)(ii), and (B) was not designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 2(h)(iii); or
(iii) the Company is merged, consolidated or reorganized into or with, or sells all or substantially all of its assets to, another company or other entity, and immediately after such transaction less than 80% of the voting power of the then-outstanding securities of such company or other entity immediately after such transaction is held in the aggregate by holders of the Stock immediately before such transaction.
If an Award is considered deferred compensation subject to the provisions of Code Section 409A (whether by its terms or a result of a valid deferral election) and is payable upon a Change of Control, then the foregoing definition shall be deemed amended to the minimum extent necessary to comply with Code Section 409A, and the Administrator may include such amended definition in the Award agreement issued with respect to such Award.
(i)“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.
(j)“Committee” means the Compensation Committee of the Board, any successor committee thereto or such other committee of the Board that is designated by the Board with the same or similar
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authority. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) who meet the definition of “non-employee director” under Rule 16b-3(b)(3) promulgated under the Exchange Act to the extent necessary for the Plan and Awards to comply with Rule 16b-3 promulgated under the Exchange Act.
(k)“Company” means PetMed Express, Inc., a Florida corporation, or any successor thereto.
(l)“Director” means a member of the Board.
(m)“Disability” means a Participant’s inability to substantially perform his or her duties in his or her normal and regular manner, with reasonable accommodation, for more than ninety (90) days (whether consecutive or not) in any twelve (12) month period, as evidenced by a certificate signed either by a physician mutually acceptable to the Company and employee or, if the parties cannot agree, by a physician selected by agreement of a physician designated by the Company and a physician designated by the Participant. The Participant shall submit to a reasonable number of examinations by the physician making the determination of Disability, and the Participant hereby authorizes the disclosure and release of all supporting medical records to the Company.
(n)“Dividend Equivalent” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other cash distributions paid with respect to a Share.
(o)“Effective Date” means August 8, 2024, contingent on the Company’s shareholders approving the Plan at the Annual Meeting of Shareholders taking place on such date.
(p)“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.
(q)“Fair Market Value” means, per Share on a particular date, a price that is based on the opening, closing, actual, high or low sale price, or the arithmetic mean of selling prices of, a Share, on the Applicable Exchange on the applicable date, the preceding trading day, the next succeeding trading day, or the arithmetic mean of selling prices on all trading days over a specified averaging period weighted by volume of trading on each trading day in the period that is within 30 days before or 30 days after the applicable date, as determined by the Board or the Committee in its discretion; provided that, if an arithmetic mean of prices is used to set a grant price or an exercise price for an Option or Stock Appreciation Right, the commitment to grant the applicable Award based on such arithmetic mean must be irrevocable before the beginning of the specified averaging period in accordance with Treasury Regulation §1.409A-1(b)(5)(iv)(A). The method of determining Fair Market Value with respect to an Award shall be determined by the Board or the Committee and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided that, if the Board or the Committee does not specify a different method, the Fair Market Value of a Share as of a given date shall be the closing sale price as of the trading day immediately preceding the date as of which Fair Market Value is to be determined or, if there shall be no such sale on such date, the next preceding day on which such a sale shall have occurred. If the Stock is not traded on an established stock exchange, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate, but based on objective criteria. Notwithstanding the foregoing, in the case of an actual sale of Shares, the actual sale price shall be the Fair Market Value of such Shares.
(r)“Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.
(s)“Option” means the right to purchase Shares at a stated price for a specified period of time.
(t)“Participant” means an individual selected by the Administrator to receive an Award.
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(u)“Performance Goals” means any objective or subjective goals the Administrator establishes with respect to an Award. Performance Goals may include, but are not limited to, the performance of the Company or any one or more of its Subsidiaries, Affiliates or other business units with respect to the following measures: net sales; cost of sales; gross income; gross revenue; revenue; operating income; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before interest, taxes, depreciation, amortization and exception items; income from continuing operations; net income; earnings per share; diluted earnings per share; total stockholder return; Fair Market Value; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; return on stockholder equity; return on invested capital; return on average total capital employed; return on net capital employed; return on assets; return on net assets employed before interest and taxes; operating working capital; average accounts receivable (calculated by taking the average of accounts receivable at the end of each month); average inventories (calculated by taking the average of inventories at the end of each month); economic value added; succession planning; manufacturing return on assets; manufacturing margin; and customer satisfaction. Performance Goals may also relate to a Participant’s individual performance.
The Administrator reserves the right to adjust Performance Goals, or modify the manner of measuring or evaluating a Performance Goal, for any reason the Administrator determines is appropriate, including but not limited to: (i) by excluding the effects of charges for reorganizing and restructuring; discontinued operations; asset write-downs; gains or losses on the disposition of a business; or mergers, acquisitions or dispositions; and extraordinary, unusual and/or non-recurring items of gain or loss; (ii) excluding the costs of litigation, claims, judgments or settlements; (iii) excluding the effects of changes laws or regulations affecting reported results, or changes in tax or accounting principles, regulations or law; and (iv) excluding any accruals of amounts related to payments under the Plan or any other compensation arrangement maintained by the Company or an Affiliate.
The inclusion in an Award agreement of specific adjustments or modifications shall not be deemed to preclude the Administrator from making other adjustments or modifications, in its discretion, as described herein, unless the Award agreement provides that the adjustments or modifications described in such agreement shall be the sole adjustments or modifications.
(v)“Performance Stock Unit” means the right to receive a Share or a cash payment the value of which is equal to the Fair Market Value of one Share to the extent Performance Goals are achieved.
(w)“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, or any group of Persons acting in concert that would be considered “persons acting as a group” within the meaning of Treas. Reg. § 1.409A-3(i)(5).
(x)“Plan” means this PetMed Express, Inc. 2024 Omnibus Incentive Plan, as it may be amended from time to time.
(y)“Prior Plans” means the PetMed Express, Inc. 2015 Outside Director Equity Compensation Plan and the PetMed Express, Inc. 2022 Employee Equity Compensation Plan.
(z)“Restricted Stock” means Shares that are subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals or upon the completion of a period of service, or both.
(aa)“Restricted Stock Unit” means the right to receive a Share or a cash payment the value of which is equal to the Fair Market Value of one Share.
(ab)“Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.
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(ac)“Share” means a share of Stock.
(ad)“Stock” means the common stock of the Company.
(ae)“Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.
(af)“Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.
3.Administration.
(a)Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan or any agreement covering an Award; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.
(b)Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to a subcommittee of the Committee or to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee, subcommittee or one or more officers to the extent of such delegation.
(c)No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 3(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, in each case done or made in good faith, with respect to this Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.
4.Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s designation of, or granting of an Award to, a Participant will not require the Administrator to designate such individual as a Participant or grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.
5.Types of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in
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addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 15(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).
6.Shares Reserved under this Plan.
(a)Plan Reserve. Subject to adjustment as provided in Section 17, an aggregate of Eight Hundred Fifty Thousand (850,000) plus the number of Shares available for issuance under the Prior Plans that have not, as of the Effective Date, been made subject to outstanding awards, plus the number of Shares described Section 6(d) below, are reserved for issuance under this Plan. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock.
(b)Depletion of Shares Under this Plan. The aggregate number of Shares reserved under Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, with respect to which such Award is granted. The reserve shall also be depleted by any Shares issued in settlement of a Dividend Equivalent. For clarity, an Award that may be settled solely in cash shall not cause any depletion of the Plan’s Share reserve at the time such Award is granted.
(c)Replenishment of Shares.
(i) If (A) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis) or is settled in cash, (B) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (C) Shares are forfeited under an Award, or (D) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares (such as the right to repurchase Restricted Stock at the amount paid by the Participant), then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under the Plan, provided that the Shares recredited to the Plan’s reserve pursuant to clause (D) may not be issued pursuant to incentive stock options.
(ii) For clarity, the following Shares will not be recredited to the Plan’s reserve: (A) Shares tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right; (B) Shares tendered or withheld to satisfy federal, state or local tax withholding obligations; and (C) Shares purchased by the Company using proceeds from Option exercises.
(d)Addition of Shares from Prior Plans. After the Effective Date, if any Shares subject to awards granted under the Prior Plans, or granted under the PetMed Express, Inc. 2016 Employee Equity Compensation Restricted Stock Plan, would again become available for new grants under Section 6(c) of this Plan if such award had been granted under this Plan, then those Shares will be added to the Plan reserve described in Section 6(a) and will be available for the purpose of granting Awards under this Plan.
(e)Non-Employee Director Award Limitation. In no event shall the aggregate grant date value (determined in accordance with generally accepted accounting principles) of all Awards granted to any individual Non-Employee Director during a fiscal year of the Company, when added to any cash compensation received by such Non-Employee Director in the same fiscal year, exceed $750,000.
(f)Incentive Stock Option Limit. Subject to adjustment as provided in Section 17, the Company may issue an aggregate of Eight Hundred Fifty Thousand (850,000) Shares upon the exercise of Incentive Share Options.
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7.Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (e) the terms and conditions of vesting and exercise; (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant; and (g) the manner of payment of the exercise price. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure. To the extent previously approved by the Administrator (which approval may be set forth in an Award agreement or in administrative rules), and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (i) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (ii) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (iii) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (iv) by any combination of (i), (ii) and/or (iii). Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.
8.Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (b) the number of Shares to which the SAR relates; (c) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (d) the terms and conditions of exercise or maturity, including vesting; (e) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (f) whether the SAR will be settled in cash, Shares or a combination thereof.
9.Stock, Restricted Stock and Stock Unit Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, or Performance Stock Units, including but not limited to: (a) the number of Shares and/or units granted under the Award; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; and (d) with respect to Restricted Stock Units and Performance Stock Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares.
10.Cash Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Cash Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment.
11.Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to a Participant shares of unrestricted Stock as replacement for other compensation to which the Participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.
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12.Dividends and Dividend Equivalents.
(a)Prohibitions. In no event may dividends or Dividend Equivalents be awarded with respect to Options, SARs or any other stock-based award that is not a grant of Restricted Stock, Restricted Stock Units or Performance Stock Units. Notwithstanding anything to the contrary in this Plan, and for the avoidance of doubt, this Plan expressly prohibits the payment of dividends or Dividend Equivalents on unvested Awards for all equity Award types, provided that Section 12(b) and 12(c) shall apply to Awards when and if they become vested.
(b)Dividends. If cash dividends are paid on the Stock while shares of Restricted Stock are unvested, then such dividends will either, at the discretion of the Administrator, be (i) automatically reinvested as additional shares of Restricted Stock that are subject to the same terms and conditions, including the risk of forfeiture, as the original grant of Restricted Stock, or (ii) paid in cash at the same time and the same extent that the Restricted Stock vests. For clarity, in no event will dividends be distributed to a Participant unless, until and to the same extent as the underlying Restricted Stock vests.
(c)Dividend Equivalents. An award of Restricted Stock Units or Performance Stock Units may include the right to receive Dividend Equivalents. Dividend Equivalents will either, at the discretion of the Administrator, be (i) accumulated and paid, in cash or Shares in the Administrator’s discretion, at the same time and to the same extent that the tandem Award vests or is earned or (ii) reinvested in additional units that are subject to the same terms and conditions (including vesting and forfeiture) as the tandem Award. For clarity, in no event will a Participant receive payment of Dividend Equivalents unless, until and to the same extent as the tandem Award vests and is paid.
13.Minimum Vesting Period; Discretion to Accelerate Vesting.
(a)Minimum Vesting Period. All Awards granted under the Plan shall have a minimum vesting period of one year from the date of grant, provided that such minimum vesting period will not apply to Awards with respect to up to 5% in the aggregate of the total number of Shares reserved pursuant to Section 6(a). For purposes of Awards granted to Non-Employee Directors, “one year” may mean the period of time from one annual shareholders meeting to the next annual shareholders meeting, provided that such period of time is not less than 50 weeks.
(b)Discretion to Accelerate. Notwithstanding Section 13(a), the Administrator may accelerate the vesting of an Award or deem an Award to be earned, in whole or in part, in the event of a Participant’s death, Disability, retirement, or termination without Cause, or as provided in Section 18 or upon any other event as determined by the Administrator in its sole and absolute discretion.
14.Transferability. Awards are not transferable, including to any financial institution, other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that with respect to clause (c) above the Participant may not receive consideration for such a transfer of an Award.
15.Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.
(a)Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 15(b), this Plan will terminate on, and no further Awards may be granted under this Plan, after the tenth (10th) anniversary of the Effective Date.
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(b)Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:
(i) the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;
(ii) stockholders must approve any amendment of this Plan (which may include an amendment to materially increase the number of Shares specified in Section 6(a), except as permitted by Section 17) to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and
(iii) stockholders must approve an amendment that would diminish the protections afforded by Section 15(e).
If the Board or the Administrator takes any action under this Plan that is not, at the time of such action, authorized by this Plan, but that could be authorized by this Plan as amended by the Board or the Administrator, as applicable, the Board or Administrator action will be deemed to constitute an amendment to this Plan to authorize such action to the extent permissible under applicable law and the requirements of any principal securities exchange or market on which the Shares are then traded.
(c)Amendment, Modification, Cancellation and Disgorgement of Awards.
(i) Except as provided in Section 15(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of an Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in such Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 17 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.
(ii) Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of a material Company policy, any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.
(iii) Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment
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or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.
(d)Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 15 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.
(e)Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 17, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.
(f)Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 15(b)(ii).
16.Taxes.
(a)Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may satisfy such obligation by:
(i) If cash is payable under an Award, deducting (or requiring an Affiliate to deduct) from such cash payment the amount needed to satisfy such obligation;
(ii) If Shares are issuable under an Award, then to the extent previously approved by the Administrator (which approval may be set forth in an Award agreement or in administrative rules), and subject to such procedures as the Administrator may specify, (A) withholding Shares having a Fair Market Value equal to such obligations; or (B) allowing the Participant to elect to (1) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (2) tender back Shares received in connection with such Award or (3) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld under this clause (ii) may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires; or
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(iii) Deducting (or requiring an Affiliate to deduct) the amount needed to satisfy such obligation from any wages or other payments owed to the Participant, requiring such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the amount needed to satisfy such obligation.
(b)No Guarantee of Tax Treatment. Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.
17.Adjustment and Change of Control Provisions.
(a)Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust any or all of: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Section 6(a)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.
Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.
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Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.
(b)Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.
18.Effect of Change of Control.
(a)Upon a Change of Control, except to the extent otherwise provided in an applicable Award agreement or by the Administrator prior to the date of the Change of Control, if the successor or surviving corporation (or parent thereof) so agrees, then, without the consent of any Participant (or other person with rights in an Award), some or all outstanding Awards may be assumed, or replaced with the same type of award with similar terms and conditions, by the successor or surviving corporation (or parent thereof) in the Change of Control transaction, subject to the following requirements:
(i) Each Award which is assumed by the successor or surviving corporation (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and such other appropriate adjustments in the terms and conditions of the Award shall be made.
(ii) If the securities to which the Awards relate after the Change of Control are not listed and traded on a national securities exchange, then (1) the Participant shall be provided the option, upon exercise or settlement of an Award, to elect to receive, in lieu of the issuance of such securities, cash in an amount equal to the fair value equal of the securities that would have otherwise been issued and (2) for purposes of determining such fair value, no reduction shall be taken to reflect a discount for lack of marketability, minority interest or any similar consideration.
(iii) Upon the Participant’s termination of employment within one year following the Change of Control (1) by the successor or surviving corporation without Cause, (2) by reason of death or Disability, or (3) by the Participant for “good reason,” as defined in any Award agreement or any employment, retention, change of control, severance or similar agreement between the Participant and the Company or any Affiliate, if any, all of the Participant’s Awards that are in effect as of the date of such termination shall vest in full or be deemed earned in full (assuming target performance goals provided under such Award were met, if applicable) effective on the date of such termination. In the event of any other termination of employment within one year after a Change of Control that is not described herein, the terms of the Award agreement shall apply.
(b)To the extent the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction does not assume the Awards or issue replacement awards as provided in clause (i) (including, for the avoidance of doubt, by reason of a Participant’s termination of employment upon the occurrence of the Change of Control), then immediately prior to the date of the Change of Control, except to the extent otherwise provided in an applicable Award agreement and unless the Administrator otherwise determines prior to the Change of Control:
(i) Each Award that is then held by a Participant who is employed by or in the service of the Company or an Affiliate immediately prior to the Change of Control shall become immediately and
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fully vested assuming, with respect to Awards subject to Performance Goals for which the performance period has not expired as of the Change of Control, that all Performance Goals were met at target. For the avoidance of doubt, if the performance period of an Award had expired prior to the Change of Control, then such Awards will vest based on the actual level of performance achieved during the performance period. In addition, if the Company enters into an agreement or series of agreements or the Board adopts a resolution that results in the occurrence a Change of Control at a later date, and the employment of a Participant is terminated after and as the sole result of the entering into of such agreement or series of agreements or the adoption of such resolution but prior to the Change of Control, then, to the extent reasonably practicable, such Participant whose employment was so terminated shall be treated as though the Participant was employed immediately prior to the Change of Control for purposes of this subsection (b) and any Awards previously forfeited as a result of such termination of employment shall be reinstated or, if so determined by the Company, the Participant shall instead be eligible to receive a cash payment approximating the value of such Awards.
(ii) All vested Awards shall be settled or paid in accordance with the terms of the Award agreement (including payment of any accrued dividends and Dividend Equivalents), in all cases as of immediately prior to the occurrence of the Change of Control.
(iii) Notwithstanding (ii), the Company may cancel all vested Awards on the date of the Change of Control in exchange for a cash payment. With respect to Options and SARs, the cash payment shall equal to the excess of the Change of Control Price (as defined below) of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award, provided, however, that all Options and SARs that have a purchase or grant price that is greater than the Change of Control Price shall be cancelled for no consideration. With respect to Restricted Stock, Restricted Stock Units, and Performance Stock Units, the cash payment shall equal the Change of Control Price multiplied by the number of vested shares or units, as applicable, plus the amount of any accrued by unpaid cash dividends or Dividend Equivalents, if any.
“Change of Control Price” shall mean the per share price paid or deemed paid in the Change of Control transaction, as determined by the Administrator. For purposes of this clause (iii), if the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the Change of Control Price.
(c)Application of Limits on Payments. Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, in the event that the Company’s legal counsel determine that any payment, benefit or transfer by the Company under this Plan or any other plan, agreement, or arrangement to or for the benefit of the Participant (in the aggregate, the “Total Payments”) to be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this subsection (c), then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (i) in full or (ii) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of (i) or (ii) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax). In the event that (ii) results in a greater after-tax benefit to the Participants, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (A) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (B) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (C) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be
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made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).
19.Miscellaneous.
(a)Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan. No provision in an Award agreement shall limit the Administrator’s discretion hereunder unless such provision specifically so provides for such limitation.
(b)Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:
(i) a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;
(ii) a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;
(iii) a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and
(iv) a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.
Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required to avoid the imposition of additional taxes under Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.
(c)No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated with or without consideration.
(d)Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized
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by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.
(e)Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.
(f)Code Section 409A. Any Award granted under this Plan shall be provided or made in such manner and at such time as to either make the Award exempt from, or comply with, the provisions of Code Section 409A, to avoid a plan failure described in Code Section 409(a)(1), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.
(g)Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Florida, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in (i) a court sitting in the State of Florida, and (ii) a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.
(h)Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.
(i)Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles. The title, label or characterization of an Award in an award agreement or in the Company’s public filings or other disclosures shall not be determinative as to which specific Award type is represented by the award agreement. Instead, the Administrator may determine which specific type(s) of Award(s) is (are) represented by any award agreement, at the time such Award is granted or at any time thereafter. Except to the extent otherwise provided in the applicable award agreement, in the case of any Award that includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Award holder’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment.
(j)Severability. If any provision of this Plan or any award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would cause this Plan, any award agreement or any Award to violate or be disqualified under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award,
15

then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

16

PETMED EXPRESS, INC.

The undersigned hereby appoints Sandra Y. Campos and Christine Chambers, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein to vote the undersigned's shares of Common Stock of PetMed Express, Inc. (the "Company") at the 2024 Annual Meeting of Shareholders of the Company to be held virtually on Thursday, August 8, 2024 at 11:00 A.M. Eastern Time, and at any adjournment(s) or postponement(s) thereof upon matters set forth in the Company's proxy statement for the 2024 Annual Meeting of Shareholders and, in their judgment and discretion, upon such other business as may properly come before the meeting. In order to attend the meeting, you must register at http://www.viewproxy.com/petmeds/2024/htype.asp by 11:59 PM ET on August 6, 2024. On the day of the Annual Meeting of Shareholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Shareholders are contained in the Proxy Statement in the sections titled "Questions And Answers About The Proxy Materials, Annual Meeting, And Voting" under -"How do I attend the Annual Meeting virtually?" and "How do I vote at the Annual Meeting virtually?".

This proxy when properly executed will be voted in the manner directed hereof by the Shareholder.

If no direction is made, this proxy will be voted "FOR" all nominees listed in Item 1, and "FOR" Items 2, 3 and 4.

Please Vote, Sign and Date Your Proxy Card and Return it Promptly in the Enclosed Envelope.

To include any comments, please mark this box. ☐

To change your address, please mark this box. ☐

▲ FOLD AND DETACH HERE ▲

PetMeds

2024 ANNUAL MEETING OF SHAREHOLDERS
THURSDAY, AUGUST 8, 2024 AT 11:00 A.M. ET
TO BE HELD VIRTUALLY

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Shareholders to be held August 8, 2024
The Notice of Annual Meeting, Proxy Statement and our fiscal year 2024 Annual Report on Form 10-K are available at: http://www.viewproxy.com/petmeds/2024

Votes must be indicated (x) in Black or Blue Ink. ☒

The Board of Directors unanimously recommends a vote "FOR" all nominees listed in Item 1:

1. To elect six (6) Directors to the Board of Directors:

Nominees:	FOR	AGAINST	ABSTAIN
(01) Leslie C.G. Campbell	☐	☐	☐
(02) Sandra Y. Campos	☐	☐	☐
(03) Gian M. Fulgoni	☐	☐	☐
(04) Justin Mennen	☐	☐	☐
(05) Diana Garvis Purcel	☐	☐	☐
(06) Leah A. Solivan	☐	☐	☐

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

The Board of Directors unanimously recommends a vote "FOR" Items 2, 3 and 4:

In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

Dated: ____________________________, **2024**

Signature ____

Signature ____

The signature of this Proxy should correspond exactly with the shareholder's name as printed to the left. In case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as attorney, executor, administrator, trustee, corporate officer, custodian or guardian should give their full title.

VIRTUAL CONTROL NUMBER

▲ **FOLD AND DETACH HERE** ▲

SCAN TO
VIEW MATERIALS & VOTE

VIRTUAL CONTROL NUMBER

Small steps make an Impact.
Please refer to the Proxy Statement for more information on consenting to receive electronic delivery in the future.

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALvote.com/PETS

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.